                                                              ARIEL MUTUAL FUNDS


                                                           Semi Annual Report
                                                                  March 31, 2002



[GRAPHIC] Successful investing is no fable.


 THE PATIENT INVESTOR



                       [GRAPHIC]


ARIEL FUND
ARIEL APPRECIATION FUND
ARIEL PREMIER GROWTH FUND
ARIEL PREMIER BOND FUND

IMPORTANT SHAREHOLDER NEWS


INTRODUCING ARIEL PREMIER GROWTH FUND!

This semi-annual report is the first to include our NEW LARGE CAP GROWTH FUND, ARIEL PREMIER GROWTH FUND. Pages 18-25 feature commentary from the portfolio managers as well as statistics about the new fund, including performance, top ten holdings and portfolio composition. WE INVITE YOU TO LEARN MORE ABOUT BECOMING A SHAREHOLDER OF ARIEL PREMIER GROWTH FUND--BECAUSE GROWTH ADDS VALUE TOO.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com


                                       The Patient Investor                    2
                                       Value Company in Focus                  6
                                       Value Company Updates                   8
                                       Ariel Value Funds                      10
                                       Schedule of Value Investments          12


                               TABLE OF CONTENTS

                                       Value Statistical Summary              16
                                       Ariel Premier Growth Fund              18
                                       Growth Company Updates                 20
                                       Schedule of Growth Investments         22
                                       Growth Statistical Summary             24
                                       Ariel Premier Bond Fund                26
                                       Schedule of Bond Investments           29
                                       Statement of Assets & Liabilities      36
                                       Statement of Operations                37
                                       Statement of Changes in Net Assets     38
                                       Financial Highlights                   40
                                       Notes to the Financial Statements      43
                                       Board of Trustees                      48



FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

                                           SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVESTOR [GRAPHIC](R)


DEAR FELLOW SHAREHOLDER: For the first quarter ended March 31, 2002, the small cap issues of Ariel Fund gained +7.64% and the mid-cap issues held by Ariel Appreciation Fund earned +8.56%. Both Funds were helped by strong performing, high-quality consumer stocks whose focused, yet dominant brands and franchises have been able to provide consistent and predictable earnings in an otherwise erratic earnings environment. In the case of Ariel Fund, greeting card maker American Greetings (NYSE: AM) was the big winner with its +31.71% first quarter return while a +26.54% return made West Coast newspaper conglomerate, McClatchy Company (NYSE: MNI), the best-performing consumer issue in the Ariel Appreciation portfolio. Outside of the consumer area, Ariel Fund received a boost from its Materials & Processing stocks--particularly a nice +24.67% rebound in battery maker, Energizer Holdings (NYSE: ENR). While Ariel Appreciation Fund's own Energizer shares also helped, the Fund's Financial Services holdings made even more noteworthy contributions with stocks like Equifax (NYSE: EFX), the credit reporting company, and mutual fund provider, Franklin Resources (NYSE: BEN), up +23.09% and +19.05% respectively.

Certainly, these kinds of first quarter returns stand out against a broader market backdrop where the large company stocks of the Standard & Poor's 500 Index gained just +0.28% and the average domestic equity fund was basically flat--having posted a +0.36% return. They are, however, in line with the performance of other small and mid-sized issues, as evidenced by the +3.98% rise of the Russell 2000 Index and the more significant +9.58% gain of its Russell 2000 Value counterpart. Similarly, the Russell Midcap Index earned +4.25% during the quarter while the Russell Midcap Value Index also fared better with its +7.90% rise. The aforementioned returns clearly demonstrate the smaller end of the market has continued its performance dominance. Within these areas, the undervalued issues have experienced the most noteworthy rebounds, but we urge investors to temper their expectations. For one, the value gap has decisively narrowed in recent months,


                                       2
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leaving bargains less and less abundant. Factor in an economic environment that
Alan Abelson of BARRON'S so aptly dubbed "profitless prosperity," and we are even more cautious and concerned. That said, in the likely event of rising interest rates and rising inflation, we continue to believe share prices of undervalued small and mid-sized stocks are less vulnerable to a market downturn than those of their richly valued large company counterparts.

On a final performance note, while the Funds' shorter-term gains are competitive with our small and mid-cap index counterparts, our signature turtle always reminds us to take the longer-term view. Accordingly, for the five years ended March 31, 2002--a period that encompasses significant market peaks and troughs--Ariel Fund ranks as the 15th best performer of the 127 small cap value funds tracked by Lipper Analytical Services. Similarly, Ariel Appreciation Fund ranks 11th of the 72 mid-cap value funds that have existed over the same five year period. Looking back even further, it is worth noting that Ariel Fund was awarded the Lipper Performance Achievement Certificate as the #1 small cap value fund for the fifteen year period ended 12/31/01.(1) As of 3/31/02, both Funds also continue to earn Morningstar's highest Overall Rating--five stars out of 5,040 domestic equity funds--for their risk-adjusted performance.(2)

PORTFOLIO COMING AND GOINGS

During the quarter, Ariel Fund lightened its position in one of its strongest performers which has been approaching our private market value estimate: slot maker, International Game Technology (NYSE: IGT). Additionally, we exited our long-time,


(1) Lipper awards Performance Achievement Certificates annually to open-end equity fund portfolios that rank first in their investment objective/Lipper classification over one-, five-, ten- and fifteen-year time periods, based on cumulative total return. For the fifteen-year period ended December 31, 2001, Lipper, Inc. ranked Ariel Fund 1 out of 12 funds in the small cap value category. Each fund is ranked within a universe of funds with similar objectives. For the one-, five-, and ten-year periods ended March 31, 2002, Lipper ranked Ariel Fund 216 out of 291, 15 out of 127, and 15 out of 31 small cap value funds, respectively. For the one-, five-, and ten-year periods ended March 31, 2002, Lipper ranked Ariel Appreciation Fund 41 out of 169, 11 out of 72, and 9 out of 26 mid-cap value funds, respectively. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

(2) Ariel Fund was rated five stars among 5,040, five stars among 3,293 and four stars among 926 domestic equity funds for the three-, five- and ten-year periods ended 3/31/02, respectively. Ariel Appreciation Fund was rated four stars among 5,040, five stars among 3,293 and five stars among 926 domestic equity funds for the three-, five- and ten-year periods ended 3/31/02, respectively. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 3/31/02. These ratings may change monthly and are calculated from the funds' three-, five-, and ten-year average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings.


                                       3
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profitable position in furniture component manufacturer, Leggett & Platt
(NYSE:LEG). On the buy side, we continue to build positions in a number of issues, including high-end retailer, Neiman Marcus Group, Inc. (NYSE: NMG.A); commercial real estate manager, Jones Lang LaSalle (NYSE: JLL) and undervalued slot manufacturer, WMS Industries, Inc. (NYSE: WMS). The only new security added to the portfolio was besieged auctioneer, Sotheby's Holdings, Inc. (NYSE: BID).

Ariel Appreciation Fund also lightened up on several issues approaching our estimates of full value: business information company, Dun & Bradstreet (NYSE:
DNB); tax preparer, H&R Block (NYSE: HRB); and direct marketing firm, Harte-Hanks (NYSE:HHS); along with International Game Technology. Two new stocks added to the portfolio were both grocery retailers--The Kroger Company (NYSE:
KR) and Safeway, Inc. (NYSE: SWY).

OUR OWN POST SCRIPT, POST ENRON

On the heels of all that has been written and discussed about the Enron bankruptcy, we too find ourselves reflecting on the fallout. While a high-octane energy company falls far outside of our investment discipline and would never be a candidate for our more mild-mannered portfolios, we are nonetheless aware that financial debacles of this magnitude have a ripple effect. Looking beyond the endless accusations, we are concerned that the best interest of shareholders may not be served by the knee-jerk cure-alls being cooked up by Congressional leaders, governance experts and the financial press.

In our view, the most effective boards are fixed on the forest, not the trees. These experienced individuals possess a global view of company strategies, culture, and business climate that enables them to focus and assess senior management. With this keen eye on management, successful corporate boards are concerned with the hiring and firing of the Chief Executive Officer and succession planning. They set reasonable compensation plans that squarely align employee interests with those of the shareholders. And ultimately, they are fixed on the true profitability of the business and as such, the financial integrity of the numbers. And yet, it worries us when we hear a growing chorus moving away from this big picture perspective and instead targeting micro issues.

More specifically, we fear the post Enron effort to ensure corporate board members are more "engaged" might lead to a widespread case of micro-management. Taken to its logical conclusion, directors could begin to encroach on management's ability to run the business effectively by getting involved in the day-to-day much in the same way George Steinbrenner has become known for trading players, hiring and firing team managers, serving as owner and acting as a board


                                       4
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member all in one. Ultimately, corporate boards bogged down in minutia could lose sight of the key issues that drive profits. Additionally, from a basic time management perspective, the more board hours devoted to less critical company details and the more precious time lost to canned presentations, compliance procedures and other "check the box" activities, the less meeting time boards will have for candid discussions on the core strategic issues that ultimately maximize shareholder value. And yet, some in the legal profession as well as in government are pushing for this kind of "regulatory" board room environment that could leave management spending more and more time preparing power point presentations for longer and more frequent board meetings, when their time is probably better spent hiring great people, cultivating loyal customers, developing world-class internal controls, in short, running their business.

While we are concerned about the general direction of corporate governance in the wake of Enron, we do believe enhancements in three key areas could improve board effectiveness. First, we support a growing consensus that more could be done to intensify the nominating committee's role in choosing strong, independent directors. Secondly, we favor a clear and unambiguous move to have the audit committee really empowered to hire and fire the auditors as opposed to the gray area more common today whereby the Chief Executive or Chief Financial Officer work IN CONJUNCTION with the audit committee on auditor selection. On this same point, we are in full agreement with the thoughtful questions Berkshire Hathaway CEO, Warren Buffett, has offered as a good way to probe auditors. (3) Lastly, rather than a laundry list of generic rules and new procedures to magnify board oversight, we see a need for the adoption of more fundamental measures that will ensure in-depth board discussions--both alone with the CEO and in executive sessions--as well as frank and open dialogue with the independent auditors about important financial issues. In this manner, priorities can be set, expectations met and the big picture can stay in focus.

As always, we appreciate the opportunity to serve you and welcome any questions you might have.

Sincerely,


/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack, CFA

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund


(3) The following are the three questions Warren Buffett says every audit committee should ask auditors: (1) If the auditor were solely responsible for preparation of the company's financial statements, would they have been done differently, in either material or non-material ways? (2) If the auditor were an investor, would he have received the information essential to understanding the company's financial performance during the reporting period? (3) Is the company following the same internal audit procedure the auditor would if he were CEO? If not, what are the differences and why?


                                       5
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                                   [GRAPHIC]

SOTHEBY'S HOLDINGS, INC. (NYSE: BID) is one of the world's two largest auctioneers of fine arts, antiques and collectibles. Sotheby's also markets and brokers luxury residential real estate through its subsidiary, Sotheby's International Realty, Inc., conducts art-related financing activities through its finance segment and is engaged, to a lesser extent, in fine art insurance brokerage and art education activities.

As widely reported, the company pled guilty to a violation of the U.S. anti-trust laws in connection with a conspiracy to fix auction commission rates charged to sellers. These events led to the resignation of the Sotheby's Chairman and controlling stockholder, Alfred Taubman, as well as the company's Chief Executive Officer, Diana "Dede" Brooks--both of whom have since been convicted for their roles in the aforementioned events. The company is under new seasoned management that is committed to rebuilding the Sotheby's reputation by fostering the highest business ethics. Bill Ruprecht, a 22-year company veteran, was named President and CEO in 1999. Michael I. Sovern, former president of Columbia University, is the new chairman of the board.

REASONS FOR RECOMMENDATION

DOMINANT NICHE AND STRONG BRAND

The auction market is a classic duopoly dominated by Sotheby's and Christie's International. Sotheby's has a 258-year history that has solidified its brand. While Sotheby's is widely patronized by collectors, auction is also used to sell estate property. Since Sotheby's offers property in more than 90 categories, large estate sellers are attracted to the auction house because the company is well positioned to dispose of the estate's ENTIRE contents as opposed to only the most select pieces.

[SIDENOTE]

              SOTHEBY'S
  ------------------------------
            FOUNDED 1744
        1334 YORK AVENUE
      NEW YORK, NY 10021
          (212) 606-7000
        www.sothebys.com


                                       6
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                                   [GRAPHIC]

CAPABLE PROFESSIONALS

Sotheby's boasts a solid cadre of category "specialists" who are noted experts in their areas of concentration. These individuals know the value of property and have strong relationships with collectors and buyers around the globe.

ENHANCED EXPENSE CONTROLS AND IMPROVED EFFICIENCIES

In an effort to improve profitability, Sotheby's has aggressively cut $69 million in operating costs for the year of 2001.(1) Furthermore, the company anticipates an ongoing savings of $60 million a year compared to 2000's spending levels. The company has recently developed an important relationship with eBay that will cut Internet operating costs and boost revenue growth. This partnership will provide a more efficient outlet for the sale of the lower ticket items that tend to put a drag on profits.

Sotheby's is an industry leader that has survived a major ethical lapse at the highest levels of its leadership. In our view, these lapses were contained at the Chairman and CEO levels. These individuals are no longer running the company and the new leadership team is working hard to start fresh and put the bad events of recent years behind them. The company's U.S. court and class action lawsuits regarding anti-trust matters have largely been settled. Although the company still faces investigations on behalf of Canada and Europe, the potential fines paid for damages should not have a dramatic affect on earnings per share. With aggressive cost cutting and an improving economic environment, the company expects to return to profitability in 2002. Currently at $15, the company sells at a 40% discount to our estimation of its intrinsic worth. At these levels, we rate the stock a buy. Do we hear $16?


(1) Excludes employee retention costs and net restructuring and special charges.


                                       7
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                                   [GRAPHIC]


H&R BLOCK (NYSE: HRB) H&R Block is the largest tax preparation company in the U.S., has a history dating back nearly 50 years and currently advises over 19.2 million taxpayers. In addition to its tax business, which accounts for approximately 60% of 2002 revenues, H&R Block also provides mortgage services, accounting services for small and medium-sized businesses, and personal investment products and services. H&R Block is among the most prized consumer brands in the country and enjoys strong name recognition on a global basis.

Tax complexities are a key driver for price and volume increase in the tax business, and H&R Block has benefited enormously from President Bush's tax cut. The new tax law's 10-year time frame will be a wonderful driver of revenue growth for H&R Block. Furthermore, the company has been able to leverage its trusted relationship with existing tax clients to successfully cross-sell other services and products.

The extraordinary environment for mortgage services has boosted recent results, and the core tax business is reaching record levels. H&R Block's stock performance has been steadily climbing towards our private market value of $52 and has more than doubled from our initial share purchases. In light of this recent performance, we lightened our position. However, we continue to view the stock as a value and recommend investors hold their shares at current levels.

FRANKLIN RESOURCES, INC. (NYSE: BEN) We recently visited with the management of Franklin Resources at its San Mateo, California world headquarters. The company continues to make great strides in its turnaround and is well poised for significant earnings growth. Management is tightly monitoring all aspects of the cost structure, including employee head count and compensation levels. Furthermore, strong investment performance has paved the way for increasing client cash flows. At year end 2001, over 75% of assets under management were in funds that earned either four or five star Overall Ratings from Morningstar, the nationally known mutual fund ranking company. Investors have responded enthusiastically, sending $11 billion to the company in the past six months, making it the best-performing client cash flow period in over four years. We expect this trend to continue, barring a debacle in the equity markets.

Franklin Resources is well-positioned strategically, with a product line that covers all major asset classes and investment styles. In addition, its key brand names (Franklin, Templeton, Mutual Series, and Fiduciary Trust) are well-known and widely respected. These factors, combined with the recent strong investment performance, bode well for the company and its stock. We recommend investors hold their shares.

[SIDENOTE]

[GRAPHIC] H&R BLOCK

     4400 MAIN STREET
KANSAS CITY, MO 64111
       (816) 753-6900
      www.hrblock.com

[GRAPHIC] FRANKLIN(R) TEMPLETON(R)
                INVESTMENTS

          777 MARINERS ISLAND BLVD.
          SAN MATEO, CA 94404
          (650) 312-2000
          www.frk.com


                                       8
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                                   [GRAPHIC]


LONGS DRUG STORES CORPORATION (NYSE: LDG) On February 27, 2002, Longs Drug Stores' board of directors announced its commitment to improving the performance of the company and enhancing shareholder value with a number of difficult decisions. Specifically, the board announced the early resignation of CEO Steve Roath, the search for a successor, a reorganization of the board with independent outside director dominance, and a restructuring plan to reduce operating costs. We view each of these actions positively. While these measures do not address Longs' lack of scale in the consolidating drug store industry, they are steps in the right direction and should strengthen the company over the short to intermediate terms. In the short term, Harold Somerset, an outside director, was named Interim CEO and began making improvements his first day on the job.

Longs' shares have responded well to the board's statement, rising approximately 20% since the announcement. Although earnings per share are expected to be flat or up slightly this year, they should show meaningful growth over the next couple of years as cost savings opportunities are realized. At the current price of $28, we rate the shares a hold.

HERMAN MILLER (NYSE: MLHR) Herman Miller is a leading provider of office furniture and related services. Renowned for its innovative products, Herman Miller heavily invests in the research and development process to continuously assess its product lines for enhancements and create new products to improve its customers' office environment.

The economic climate was challenging last year as U.S. corporations deferred large furniture purchases, but we remain enthusiastic about the Herman Miller franchise. Management has responded to the office furniture industry's difficult business environment by taking further steps to streamline business operations. Specifically, Herman Miller aims to lower its cost structure by consolidating certain brands, reducing manufacturing floor space, increasing its variable cost structure in its international markets and limiting capital expenditures for the current fiscal year. We applaud Herman Miller's refocus on its core customer needs during these difficult economic times.

Company earnings remain depressed due to the continued weak economic climate. However, due to the company's strong brand, innovative new products, and recent cost cutting initiatives, we believe Herman Miller is poised to excel when the economic environment improves. Selling for $24 per share, Herman Miller represents a compelling value to our estimation of its private market value of $34, and we recommend investors hold their shares.


[SIDENOTE]

[GRAPHIC] LONGS DRUGS

 141 NORTH CIVIC DRIVE
         P.O. BOX 5222
WALNUT CREEK, CA 94596
        (925) 937-1170
         www.longs.com


[GRAPHIC] HERMAN MILLER

855 EAST MAIN AVENUE
ZEELAND, MI 49464
(616) 654-3000
www.hermanmiller.com


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ARIEL FUND

                    AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002 (assume reinvestment of dividends and capital gains)
       Inception    Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
November 6, 1986

                              1ST QUARTER    YTD      1 YEAR      3 YEAR     5 YEAR     10 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
ARIEL FUND                       +7.64%     +7.64%    +20.67%     +17.29%    +17.22%    +14.04%       +14.86%

RUSSELL 2000 INDEX               +3.98%     +3.98%    +13.98%      +9.84%     +9.52%    +11.13%       +10.58%

RUSSELL 2000 VALUE INDEX         +9.58%     +9.58%    +23.74%     +18.74%    +13.32%    +14.83%       +13.04%

[CHART]

                                                 ARIEL FUND            RUSSELL 2000 INDEX
Consumer Discretionary and Services                  36.3                     19.0

Cash & Other                                         13.0                      0.8

Materials and Processing                             12.7                      9.4

Producer Durables                                    10.8                      9.7

Financial Services                                    8.7                     22.1

Consumer Staples                                      8.0                      3.2

Health Care                                           6.5                     11.4

Technology                                            4.0                     12.7

Utilities                                             0.0                      4.6

Autos and Transportation                              0.0                      4.0

Other Energy                                          0.0                      3.1

Integrated Oils                                       0.0                      0.0

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED
IN ARIEL FUND AND COMPARABLE INDICES*

                ARIEL        S&P 500         RUSSELL 2000
               ------        -------         ------------
Dec. 1986      10,203         9,745             9,711
Dec. 1987      11,367        10,256             8,860
Dec. 1988      15,905        11,960            11,065
Dec. 1989      19,900        15,749            12,863
Dec. 1990      16,699        15,260            10,354
Dec. 1991      22,163        19,910            15,122
Dec. 1992      24,763        21,427            17,906
Dec. 1993      26,924        23,587            21,292
Dec. 1994      25,786        23,898            20,904
Dec. 1995      30,562        32,879            26,849
Dec. 1996      37,747        40,428            31,279
Dec. 1997      51,502        53,916            38,274
Dec. 1998      56,595        69,323            37,300
Dec. 1999      53,335        83,912            45,228
Dec. 2000      68,677        76,272            43,862
Dec. 2001      78,438        67,207            44,952
Mar. 2002      84,427        67,392            46,743

[SIDENOTE]

TEN LARGEST HOLDINGS
as of March 31, 2002

1  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

2  SERVICEMASTER CO.
   Diversified provider of consumer and commercial services

3  INVACARE CORP.
   Leading producer of medical equipment

4  VALASSIS COMMUNICATIONS, INC.
   Preeminent marketing services company

5  ENERGIZER HOLDINGS, INC.
   Consumer battery manufacturer

6  NEIMAN MARCUS GROUP, INC.
   Premier luxury retailer

7  GREY GLOBAL GROUP, INC.
   Advertising and marketing services firm

8  GRACO, INC.
   Primary manufacturer of fluid control products

9  MARKEL CORP.
   Specialty insurance provider

10 LEE ENTERPRISES, INC.
   Newspaper publisher



ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION    AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002 (assume reinvestment of dividends and capital gains)
              FUND    Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

         Inception                  1ST QUARTER     YTD     1 YEAR      3 YEAR    5 YEAR     10 YEAR   LIFE OF FUND
  December 1, 1989    ------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND                +8.56%     +8.56%    +23.90%     +13.28%   +19.01%    +14.90%     +14.65%

RUSSELL MIDCAP INDEX                   +4.25%     +4.25%     +9.92%     +8.15%    +12.51%    +13.88%     +13.46%

RUSSELL MIDCAP VALUE INDEX             +7.90%     +7.90%    +14.45%     +10.70%   +12.78%    +14.75%     +13.67%

[CHART]

                                                 ARIEL APPRECIATION FUND           RUSSELL MIDCAP INDEX
Consumer Discretionary and Services                       33.8                              17.9

Financial Services                                        25.9                              21.2

Cash & Other                                               9.4                               2.2

Consumer Staples                                           9.1                               4.1

Materials and Processing                                   8.0                               7.0

Producer Durables                                          4.9                               6.4

Utilities                                                  3.4                               8.6

Technology                                                 2.8                              12.2

Health Care                                                2.7                              11.5

Other Energy                                               0.0                               4.0

Autos and Transportation                                   0.0                               3.2

Integrated Oils                                            0.0                               1.7

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED
IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

              APPRECIATION   S&P 500       RUSSELL MIDCAP
              ------------  --------       --------------
Dec. 1989      10,054       10,240            10,176
Dec. 1990       9,902        9,922             9,006
Dec. 1991      13,184       12,945            12,744
Dec. 1992      14,930       13,932            14,826
Dec. 1993      16,115       15,336            16,947
Dec. 1994      14,763       15,538            16,592
Dec. 1995      18,330       21,377            22,309
Dec. 1996      22,677       26,286            26,547
Dec. 1997      31,283       35,055            34,247
Dec. 1998      37,398       45,073            37,705
Dec. 1999      35,981       54,559            44,579
Dec. 2000      42,754       49,591            48,257
Dec. 2001      49,693       43,697            45,543
Mar. 2002      53,949       43,818            47,477

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.


[SIDENOTE]

TEN LARGEST HOLDINGS
as of March 31, 2002

1  CENDANT CORP.
   Global provider of consumer and business services

2  MBIA, INC.
   Leading insurer of municipal bonds

3  MBNA CORP.
   Prominent issuer of bank credit cards

4  SUNGARD DATA SYSTEMS, INC.
   Computer services and software
   company

5  ROUSE CO.
   Retail mall developer

6  CENTURYTEL, INC.
   Diversified telecommunications company

7  MCCORMICK & CO., INC.
   World's largest spice company

8  XL CAPITAL LTD.
   Worldwide insurance company

9  BLACK & DECKER CORP.
   World's leading producer of power tools and accessories

10 APOGENT TECHNOLOGIES, INC.
   Principal manufacturer of laboratory products

ARIEL FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

     NUMBER    COMMON STOCKS-86.83%                         COST             MARKET VALUE
    OF SHARES
               CONSUMER DISCRETIONARY--36.26%

    2,307,400  American Greetings Corp.*                 $30,843,843         $41,879,310
      903,633  Bob Evans Farms, Inc.                      15,596,490          25,500,523
       43,645  Grey Global Group, Inc.                    22,604,639          29,722,245
    1,385,325  Hasbro, Inc.                               17,529,778          21,915,842
       81,925  International Game Technology*              1,188,199           5,105,566
    1,039,200  Journal Register Co.*                      20,042,185          22,031,040
      748,100  Lee Enterprises, Inc.                      21,601,348          27,604,890
      419,100  Libbey, Inc.                               14,231,326          16,143,732
      550,300  Matthews International Corp.               10,463,180          13,812,530
      875,800  Neiman Marcus Group, Inc.                  27,296,142          30,171,310
      530,975  Oneida Ltd.                                 7,790,908           7,964,625
      320,400  Radio One, Inc.*                            3,777,803           6,600,240
    2,849,900  ServiceMaster Co.                          34,044,392          39,186,125
      822,500  Valassis Communications, Inc.*             27,751,474          31,773,175
      773,200  WMS Industries, Inc.*                      13,334,720          14,690,800
                                                          ----------         -----------
                                                         268,096,427         334,101,953
                                                         -----------         -----------

     NUMBER    COMMON STOCKS-86.83% (cont)                   COST             MARKET VALUE
    OF SHARES
               CONSUMER STAPLES--7.97%
      901,200  Dial Corp.                                $12,292,521         $16,239,624
      737,300  Longs Drug Stores Corp.                    16,046,394          20,548,551
      494,800  McCormick & Co., Inc.                      15,275,894          25,299,124
      336,025  Smucker (J.M.) Co.                          9,463,468          11,357,645
                                                          ----------          ----------
                                                          53,078,277          73,444,944
                                                          ----------          ----------
               FINANCIAL SERVICES--8.68%
      757,950  HCC Insurance Holdings, Inc.               14,533,860          21,184,703
    1,197,575  Horace Mann Educators Corp.                24,940,790          26,957,413
      139,300  Markel Corp.*                              26,272,108          28,348,943
      213,900  Sotheby's Holdings, Inc.*                   3,266,287           3,433,095
                                                          ----------          ----------
                                                          69,013,045          79,924,154
                                                          ----------          ----------
               HEALTH CARE--6.48%
      362,125  Bausch & Lomb, Inc.                        13,120,208          16,139,911
      845,750  Invacare Corp.                             27,767,193          31,800,200
      585,350  Sybron Dental Specialties, Inc.*           10,758,680          11,765,535
                                                          ----------          ----------
                                                          51,646,081          59,705,646
                                                          ----------          ----------
               MATERIALS AND PROCESSING--12.71%
      724,000  Brady Corp.                                21,582,904          26,281,200
    1,288,475  Energizer Holdings, Inc.*                  26,066,148          30,601,281
    1,318,000  Interface, Inc., Class A                    7,259,312           8,369,300
    1,103,100  Jones Lang LaSalle, Inc.*                  18,321,661          24,433,665
      884,200  Rouse Co.                                  20,261,724          27,392,516
                                                          ----------          ----------
                                                          93,491,749         117,077,962
                                                          ----------         -----------
               PRODUCER DURABLES--10.78%
      544,870  General Binding Corp.*                      8,086,018           7,987,794
      716,975  Graco, Inc.                                20,327,705          29,288,429
      683,500  IDEX Corp.                                 20,159,647          25,289,500
    1,001,100  Miller (Herman), Inc.                      22,059,576          23,806,158
      771,500  Steelcase Inc., Class A                    12,090,033          12,922,625
                                                          ----------          ----------
                                                          82,722,979          99,294,506
                                                          ----------          ----------

                   TECHNOLOGY--3.95%
      576,200      Anixter International, Inc.*          $15,431,628         $17,072,806
      467,900      Littelfuse, Inc.*                      11,950,649          11,589,883
      142,200      Zebra Technologies Corp.*               5,897,190           7,691,598
                                                          ----------           ---------
                                                          33,279,467          36,354,287
                                                          ----------          ----------

                   Total Common Stocks                   651,328,025         799,903,452
                                                         -----------         -----------


   PRINCIPAL       REPURCHASE AGREEMENT-12.02%
    AMOUNT
 $110,773,925      State Street Bank &
                   Trust Company Repurchase
                   Agreement, 0.65%,
                   dated 3/28/2002,
                   repurchase price $110,781,925
                   maturing 4/1/2002
                   (collateralized by U.S. Treasury
                   Bond, 7.25%, 5/15/2016)               110,773,925         110,773,925
                                                         -----------         -----------
                   Total Repurchase Agreement            110,773,925         110,773,925
                                                         -----------         -----------
                   Total Investments-98.85%             $762,101,950         910,677,377
                                                        ============
                   Other Assets less Liabilities-1.15%                        10,589,644
                                                                              ----------
                   NET ASSETS-100.00%                                       $921,267,021
                                                                            ============

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

     NUMBER    COMMON STOCKS-92.26%                         COST             MARKET VALUE
   OF SHARES
               CONSUMER DISCRETIONARY--33.75%
      809,000  Black & Decker Corp.                      $31,108,887         $37,650,860
    1,028,350  Carnival Corp.                             25,520,632          33,575,628
    2,705,495  Cendant Corp.*                             41,246,559          51,945,504
      688,050  Harte-Hanks, Inc.                          12,283,465          21,769,902
    2,001,050  Hasbro, Inc.                               25,464,483          31,656,611
      237,125  International Game Technology*              8,886,607          14,777,630
    1,022,500  Interpublic Group of
               Companies, Inc.                            29,776,110          35,051,300
      880,700  Jones Apparel Group, Inc.*                 27,735,093          30,780,465
      630,000  Lee Enterprises, Inc.                      18,654,794          23,247,000
      634,445  Leggett & Platt, Inc.                       8,354,334          15,734,236
      431,200  McClatchy Co.                              16,443,319          25,600,344
      678,400  Neiman Marcus Group, Inc.                  22,370,850          23,370,880
    1,942,595  ServiceMaster Co.                          23,882,839          26,710,681
    1,636,400  Toys "R" Us, Inc.*                         35,417,342          29,389,744
      701,000  Tribune Co.                                26,786,914          31,867,460
                                                          ----------          ----------
                                                         353,932,228         433,128,245
                                                         -----------         -----------
               CONSUMER STAPLES--9.06%
      665,972  Clorox Co.                                 24,284,188          29,056,358
      997,500  Kroger Co.                                 22,434,770          22,104,600
      843,195  McCormick & Co., Inc.                      30,996,010          43,112,560
      487,300  Safeway, Inc.*                             21,662,582          21,938,246
                                                          ----------          ----------
                                                          99,377,550         116,211,764
                                                          ----------         -----------

               FINANCIAL SERVICES--25.93%
      469,150  Certegy, Inc.*                            $12,486,533         $18,625,255
      781,422  Dun & Bradstreet Corp.*                    21,122,663          31,264,694
    1,152,100  Equifax, Inc.                              25,157,934          34,447,790
      572,500  Franklin Resources, Inc.                   21,640,259          23,999,200
      443,100  H&R Block, Inc.                             9,884,335          19,695,795
      880,350  MBIA, Inc.                                 38,276,421          48,146,342
    1,227,125  MBNA Corp.                                 37,009,213          47,330,211
    1,394,865  SunGard Data Systems, Inc.*                35,160,204          45,988,699
      544,950  T. Rowe Price Group, Inc.                  19,772,419          21,214,903
      450,500  XL Capital Ltd.                            34,150,701          42,054,175
                                                          ----------          ----------
                                                         254,660,682         332,767,064
                                                         -----------         -----------

               HEALTH CARE--2.65%
      636,100  Bausch & Lomb, Inc.                        24,465,644          28,350,977
      284,900  Sybron Dental Specialties, Inc.*            3,937,633           5,726,490
                                                           ---------           ---------
                                                          28,403,277          34,077,467
                                                          ----------          ----------

               MATERIALS AND PROCESSING--7.98%
      522,860  Avery Dennison Corp.                       29,351,505          31,910,146
    1,115,925  Energizer Holdings, Inc.*                  23,933,317          26,503,219
    1,418,500  Rouse Co.                                  35,235,769          43,945,130
                                                          ----------          ----------
                                                          88,520,591         102,358,495
                                                          ----------         -----------

               OTHER--1.86%
      483,450  Fortune Brands, Inc.                       16,183,770          23,867,927
                                                          ----------          ----------

     NUMBER    COMMON STOCKS-92.26% (CONT)                   COST           MARKET VALUE
   OF SHARES
               PRODUCER DURABLES--4.86%
    1,321,800  Miller (Herman), Inc.                     $29,972,679         $31,432,404
      723,600  Pitney Bowes, Inc.                         28,759,881          30,970,080
                                                          ----------          ----------
                                                          58,732,560          62,402,484
                                                          ----------          ----------

               TECHNOLOGY--2.75%
    1,427,700  Apogent Technologies, Inc.*                28,702,102          35,235,636
                                                          ----------          ----------

               UTILITIES--3.42%
    1,290,025  CenturyTel, Inc.                           36,221,263          43,860,850
                                                          ----------          ----------

               Total Common Stocks                       964,734,023       1,183,909,932
                                                         -----------       -------------


  PRINCIPAL      REPURCHASE                                 COST           MARKET VALUE
    AMOUNT       AGREEMENT-7.08%
  $90,870,768    State Street Bank & Trust
                 Company Repurchase
                 Agreement, 0.65%,
                 dated 3/28/2002,
                 repurchase price $90,877,330
                 maturing 4/1/2002
                 (collateralized by U.S. Treasury
                 Bond, 7.25%, 5/15/2016)                 $90,870,768         $90,870,768
                                                          ----------          ----------

                 Total Repurchase Agreement               90,870,768          90,870,768
                                                          ----------          ----------

                 Total Investments-99.34%             $1,055,604,791       1,274,780,700
                                                      ==============

                 Other Assets less Liabilities-0.66%                           8,429,008
                                                                               ---------


                 NET ASSETS-100.00%                                       $1,283,209,708
                                                                          ==============

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] VALUE STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)
                                                                                                        EARNINGS PER SHARE
                                                                                 52 - WEEK          ----------------------------
                                                                                   RANGE                2001           2002
                                          TICKER             PRICE          -----------------          ACTUAL        ESTIMATED
COMPANY                                   SYMBOL            3/31/02           LOW       HIGH          CALENDAR       CALENDAR
International Game Technology             IGT                62.32          35.70       71.95           2.89           3.29
The ServiceMaster Co.                     SVM                13.75           9.84       14.50           0.40           0.59
McCormick & Company, Inc.                 MKC                25.57          18.25       25.75           1.10           1.29
Hasbro, Inc.                              HAS                15.82          10.50       18.44           0.35           0.67
Rouse Company                             RSE                30.98          23.59       31.15           3.62           3.85
Steelcase, Inc.                           SCS                16.75          11.25       18.00           0.64           0.13
Bausch & Lomb, Inc.                       BOL                44.57          27.20       49.63           0.92           1.61
Energizer Holdings, Inc.                  ENR                23.75          15.00       25.39           1.15           1.50
Valassis, Inc.                            VCI                38.63          28.00       39.20           2.27           2.41
Markel Corp.                              MKL               203.51         162.00      213.25         -16.25          10.55
Radio One, Inc.                           ROIAK              20.60           9.20       22.58           0.50           0.80
Herman Miller, Inc.                       MLHR               23.78          18.00       28.61           0.92           0.15
HCC Insurance Holdings, Inc.              HCC                27.95          21.21       29.65           1.02           1.85
The Dial Corp.                            DL                 18.02          11.95       18.78           0.87           1.08
Zebra Technologies Corp.                  ZBRA               54.09          34.13       58.99           2.03           2.27
The Neiman Marcus Group, Inc.             NMG.A              34.45          23.53       40.10           1.48           2.34
Lee Enterprises, Inc.                     LEE                36.90          29.25       37.60           1.49           1.65
Graco, Inc.                               GGG                40.85          26.00       42.40           2.07           2.24
American Greetings Corp.                  AM                 18.15           9.75       19.30           1.15           1.50
Invacare Corp.                            IVC                37.60          28.50       41.25           1.91           2.29
IDEX Corp.                                IEX                37.00          24.90       38.90           1.27           1.70
Anixter International, Inc.               AXE                29.63          22.40       32.00           1.36           1.27
Longs Drug Stores Corp.                   LDG                27.87          19.90       32.00           1.30           1.30
Bob Evans Farms, Inc.                     BOBE               28.22          15.05       29.30           1.70           1.90
Sotheby's Holdings, Inc.                  BID                16.05          10.46       20.10          -0.34           0.10
Horace Mann Educators Corp.               HMN                22.51          14.80       23.00           0.87           1.21
Journal Register Company                  JRC                21.20          14.98       21.75           0.83           1.10
Grey Global Group, Inc.                   GREY              681.00         470.00      734.00           5.71          17.75
The J.M. Smucker Company                  SJM                33.80          23.90       37.73           1.35           1.78
Brady Corp.                               BRC                36.30          25.55       38.00           1.10           1.38
Sybron Dental Specialties                 SYD                20.10          17.00       22.69           1.10           1.44
Matthews International Corp.              MATW               25.10          15.86       25.71           1.04           1.20
Jones Lang LaSalle, Inc.                  JLL                22.15          12.25       22.85           1.31           1.68
WMS Industries, Inc.                      WMS                19.00          14.25       32.64           1.10           0.74
Libbey, Inc.                              LBY                38.52          27.00       42.20           2.53           2.60
Littelfuse, Inc.                          LFUS               24.77          19.37       31.58           0.42           0.71
Interface, Inc.                           IFSIA               6.35           3.45        8.50           0.14           0.13
Oneida Ltd.                               OCQ                15.00          11.25       20.35           0.19           0.60
General Binding Corp.                     GBND               14.66           6.95       16.55          -0.33           0.18


                                               2001          2002          MARKET
                                                P/E           P/E           CAP.
COMPANY                                       CALENDAR     CALENDAR        ($MM)
International Game Technology                 21.6           18.9          5,578
The ServiceMaster Co.                         34.4           23.3          4,146
McCormick & Company, Inc.                     23.2           19.8          3,546
Hasbro, Inc.                                  45.2           23.6          2,738
Rouse Company                                  8.6            8.0          2,674
Steelcase, Inc.                               26.2          128.8          2,467
Bausch & Lomb, Inc.                           48.4           27.7          2,402
Energizer Holdings, Inc.                      20.7           15.8          2,170
Valassis, Inc.                                17.0           16.0          2,082
Markel Corp.                                    NM           19.3          1,999
Radio One, Inc.                               41.2           25.8          1,941
Herman Miller, Inc.                           25.8          158.5          1,801
HCC Insurance Holdings, Inc.                  27.4           15.1          1,733
The Dial Corp.                                20.7           16.7          1,709
Zebra Technologies Corp.                      26.6           23.8          1,706
The Neiman Marcus Group, Inc.                 23.3           14.7          1,646
Lee Enterprises, Inc.                         24.8           22.4          1,629
Graco, Inc.                                   19.7           18.2          1,288
American Greetings Corp.                      15.8           12.1          1,157
Invacare Corp.                                19.7           16.4          1,155
IDEX Corp.                                    29.1           21.8          1,138
Anixter International, Inc.                   21.8           23.3          1,096
Longs Drug Stores Corp.                       21.4           21.4          1,056
Bob Evans Farms, Inc.                         16.6           14.9            987
Sotheby's Holdings, Inc.                        NM          160.5            986
Horace Mann Educators Corp.                   25.9           18.6            918
Journal Register Company                      25.5           19.3            881
Grey Global Group, Inc.                      119.3           38.4            861
The J.M. Smucker Company                      25.0           19.0            840
Brady Corp.                                   33.0           26.3            836
Sybron Dental Specialties                     18.3           14.0            762
Matthews International Corp.                  24.1           20.9            761
Jones Lang LaSalle, Inc.                      16.9           13.2            669
WMS Industries, Inc.                          17.3           25.7            611
Libbey, Inc.                                  15.2           14.8            591
Littelfuse, Inc.                              59.0           34.9            543
Interface, Inc.                               45.4           48.8            323
Oneida Ltd.                                   78.9           25.0            248
General Binding Corp.                           NM           81.4            232

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization. NM=Not Meaningful. McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

ARIEL APPRECIATION FUND
(UNAUDITED)
                                                                                                        EARNINGS PER SHARE
                                                                                 52 - WEEK           --------------------------
                                                                                   RANGE                2001           2002
                                          TICKER             PRICE          -----------------          ACTUAL        ESTIMATED
COMPANY                                   SYMBOL            3/31/02          LOW        HIGH          CALENDAR       CALENDAR
MBNA Corp.                                KRB                38.57          23.43       39.45           1.92           2.25
Safeway, Inc.                             SWY                45.02          37.44       55.99           2.59           3.20
Carnival Corp.                            CCL                32.65          16.95       33.75           1.58           1.60
Cendant Corp.                             CD                 19.20          10.60       21.53           1.04           1.32
The Kroger Co.                            KR                 22.16          19.60       27.66           1.49           1.72
Tribune Company                           TRB                45.46          29.71       46.40           0.72           1.47
The Interpublic Group of Companies        IPG                34.28          18.25       39.15           0.97           1.50
XL Capital Ltd.                           XL                 93.35          61.50       98.48          -3.56           6.75
Franklin Resources, Inc.                  BEN                41.92          30.85       47.40           1.84           2.00
Pitney Bowes, Inc.                        PBI                42.80          32.73       44.70           2.25           2.38
The Clorox Company                        CLX                43.63          29.95       45.35           1.74           2.00
SunGard Data Systems, Inc.                SDS                32.97          20.00       35.10           0.91           1.13
H&R Block, Inc.                           HRB                44.45          23.95       51.46           1.90           2.22
MBIA, Inc.                                MBI                54.69          36.00       60.11           3.91           4.34
Fortune Brands, Inc.                      FO                 49.37          30.25       50.34           2.49           3.00
Avery Dennison Corp.                      AVY                61.03          43.25       64.55           2.48           2.69
International Game Technology             IGT                62.32          35.70       71.95           2.89           3.29
Leggett & Platt, Inc.                     LEG                24.80          16.85       26.46           0.94           1.27
T. Rowe Price Group, Inc.                 TROW               38.93          23.44       42.69           1.52           1.95
CenturyTel, Inc.                          CTL                34.00          26.90       36.50           1.59           2.05
Jones Apparel Group, Inc.                 JNY                34.95          23.75       47.50           2.32           2.58
Equifax, Inc.                             EFX                29.90          17.36       31.30           1.28           1.40
The ServiceMaster Co.                     SVM                13.75           9.84       14.50           0.40           0.59
The Black & Decker Corp.                  BDK                46.54          28.26       49.95           2.21           2.83
McCormick & Company, Inc.                 MKC                25.57          18.25       25.75           1.10           1.29
Toys "R" Us, Inc.                         TOY                17.96          15.90       31.00           0.94           1.10
The Dun & Bradstreet Corp.                DNB                40.01          20.99       43.40           1.75           2.10
Certegy, Inc.                             CEY                39.70          23.90       41.50           1.16           1.40
Hasbro, Inc.                              HAS                15.82          10.50       18.44           0.35           0.67
The McClatchy Co.                         MNI                59.37          37.50       61.10           1.40           2.57
Rouse Company                             RSE                30.98          23.59       31.15           3.62           3.85
Apogent Technologies, Inc.                AOT                24.68          18.95       26.52           1.00           1.34
Bausch & Lomb, Inc.                       BOL                44.57          27.20       49.63           0.92           1.61
Energizer Holdings, Inc.                  ENR                23.75          15.00       25.39           1.15           1.50
Harte-Hanks, Inc.                         HHS                31.64          20.45       31.70           1.23           1.49
Herman Miller, Inc.                       MLHR               23.78          18.00       28.61           0.92           0.15
The Neiman Marcus Group, Inc.             NMG.A              34.45          23.53       40.10           1.48           2.34
Lee Enterprises, Inc.                     LEE                36.90          29.25       37.60           1.49           1.65
Sybron Dental Specialties, Inc.           SYD                20.10          17.00       22.69           1.10           1.44


                                               2001          2002          MARKET
                                                P/E           P/E           CAP.
COMPANY                                       CALENDAR     CALENDAR        ($MM)
MBNA Corp.                                    20.1           17.1         32,853
Safeway, Inc.                                 17.4           14.1         21,884
Carnival Corp.                                20.7           20.4         19,145
Cendant Corp.                                 18.5           14.5         18,855
The Kroger Co.                                14.9           12.9         17,737
Tribune Company                               63.1           30.9         13,621
The Interpublic Group of Companies            35.3           22.9         13,033
XL Capital Ltd.                                 NM           13.8         12,649
Franklin Resources, Inc.                      22.8           21.0         10,957
Pitney Bowes, Inc.                            19.0           18.0         10,354
The Clorox Company                            25.1           21.8         10,158
SunGard Data Systems, Inc.                    36.2           29.2          9,283
H&R Block, Inc.                               23.4           20.0          8,157
MBIA, Inc.                                    14.0           12.6          8,103
Fortune Brands, Inc.                          19.8           16.5          7,386
Avery Dennison Corp.                          24.6           22.7          6,705
International Game Technology                 21.6           18.9          5,578
Leggett & Platt, Inc.                         26.4           19.5          4,868
T. Rowe Price Group, Inc.                     25.6           20.0          4,813
CenturyTel, Inc.                              21.4           16.6          4,804
Jones Apparel Group, Inc.                     15.1           13.5          4,432
Equifax, Inc.                                 23.4           21.4          4,300
The ServiceMaster Co.                         34.4           23.3          4,146
The Black & Decker Corp.                      21.1           16.4          3,717
McCormick & Company, Inc.                     23.2           19.8          3,546
Toys "R" Us, Inc.                             19.1           16.3          3,533
The Dun & Bradstreet Corp.                    22.9           19.1          2,966
Certegy, Inc.                                 34.2           28.4          2,740
Hasbro, Inc.                                  45.2           23.6          2,738
The McClatchy Co.                             42.4           23.1          2,712
Rouse Company                                  8.6            8.0          2,674
Apogent Technologies, Inc.                    24.7           18.4          2,627
Bausch & Lomb, Inc.                           48.4           27.7          2,402
Energizer Holdings, Inc.                      20.7           15.8          2,170
Harte-Hanks, Inc.                             25.7           21.2          1,979
Herman Miller, Inc.                           25.8          158.5          1,801
The Neiman Marcus Group, Inc.                 23.3           14.7          1,646
Lee Enterprises, Inc.                         24.8           22.4          1,629
Sybron Dental Specialties, Inc.               18.3           14.0            762

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
      NM=Not Meaningful. McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

[GRAPHIC] ARIEL APPRECIATION FUND


DEAR FELLOW SHAREHOLDER: We are delighted to announce the inception of Ariel Premier Growth Fund on February 1, 2002. The new Ariel Premier Growth Fund is sub-advised by Lincoln Capital Management Company. Lincoln Capital has over $30 billion in assets under management and a strong long- term track record dating back to 1967. Having successfully worked together since launching Ariel Premier Bond Fund in 1995, we expanded our partnership with the introduction of the no-load Ariel Premier Growth Fund.

The Fund invests primarily in the stocks of large companies with market capitalizations over $10 billion. It seeks superior returns by investing in a concentrated portfolio of 55-65 large companies with exceptional growth prospects. With its growth orientation and emphasis on large companies, Ariel Premier Growth Fund compliments the small and mid-cap value style of Ariel Fund and Ariel Appreciation Fund and offers investors the opportunity to further diversify through Ariel.

We believe there is no better time to launch a large cap growth fund than on the heels of a bear market for growth stocks which has extended for almost two years. Our numbers agree, and for the two months ended March 31, 2002, Ariel Premier Growth Fund, Institutional Class returned 1.20% and the Investor Class returned 1.10%, surpassing the Russell 1000 Growth Index's -0.84% slip but slightly trailing the broader market's rise of 1.76% as measured by the S&P 500 Index.

The outlook for the U.S. economy brightened considerably during the first quarter. Just three months ago, the general market outlook was tepid, with few expectations for gross domestic product growth in the first quarter. Today, the consensus number is now in the 4%+ range. After such a pronounced market decline, investors are seeking concrete evidence of profit and cash flow improvements. We believe we have invested in such companies, as Ariel Premier Growth Fund targets high-quality growth companies with strong market positions. Moreover, in our view, a better growth stock market environment lies ahead. That said, some further patience may be required, as we expect volatile returns over the next couple of quarters while an improving economic environment translates into higher profits.

Ariel Premier Growth Fund's strongest returns in its beginning weeks came from the energy sector and semiconductor companies. The Fund also benefited from strong stock selection in technology, health care, and finance. Top holdings are characterized by quality management, financial strength, superior products and dominant market positions. These larger positions are representative of the portfolio as a whole.

We are excited to provide the opportunity to invest in the great companies of this era and look forward to demonstrating that growth adds value, too. As always, we welcome your questions and comments and encourage you to further diversify your portfolio with Ariel Premier Growth Fund, Investor Class (ticker:
APGFX) or the Institutional Class (ticker: APGRX).

Sincerely,

/s/ John W. Rogers, Jr.            /s/ David M. Fowler

John W. Rogers, Jr.                David M. Fowler
Chairman & CEO                     President
Ariel Capital Management, Inc.     Lincoln Capital Management Company

[GRAPHIC] GROWTH COMPANY UPDATES

TAIWAN SEMICONDUCTOR (NYSE: TSM) Taiwan Semiconductor is the world's largest semiconductor manufacturer. The company operates or partly owns 12 semiconductor plants in Taiwan, Singapore and the U.S., accounting for 60% of the industry share and serving over 400 clients. One of the strongest trends in technology today is the increased outsourcing of semiconductor manufacturing to leading edge foundries, and Taiwan Semiconductor is poised to benefit greatly.

The company's market capitalization exceeds $60 billion--larger than any other semiconductor company except Intel. Its leadership position spans technological innovation as well as scale and management quality. It plays a critical industry role, providing semiconductor fabrication facilities to many of the world's specialty chip makers.

We own Taiwan Semiconductor for three reasons: First, we believe the company will double or possibly triple revenues over the next few years as more semiconductor companies turn to them for manufacturing. Second, the company is well-positioned to profit from higher revenues and relatively lower capital expenditures. Finally, the valuation is attractive for a company that we expect to grow at a 25% rate for some time to come. We anticipate this stock to climb 25-50% higher over the next twelve months from its current price of approximately $19 per share.

JOHNSON & JOHNSON (NYSE: JNJ) Johnson & Johnson is one of the great American enterprises, having delivered excellent shareholder value for many decades. Its sales in excess of $33 billion are spread among several successful businesses, including pharmaceuticals, consumer products (such as Band-Aids and Tylenol) and professional products (such as diagnostic equipment). The company has a global presence, superior new products and a cash flow growth rate in the mid-teens over the next several years.

Johnson & Johnson's management team is top notch and has been cited for excellence in many areas, including business management, marketing, employee satisfaction, and corporate citizen distinction. As a well- diversified global healthcare company, Johnson & Johnson has set a high standard of business execution through thick and thin, evidenced by their commendable management of the Tylenol crisis in the 1980's.

We believe Johnson & Johnson will show margin progress and a sustainable growth rate exceeding the market expectations of 13% as the global economy rebounds, new products capture wide usage, and favorable demographics continue to provide growing demand. The stock is particularly attractive in the mid-$50's with a target price in the mid-$70's over the next 6-12 months.


[SIDENOTE]

[GRAPHIC] TSMC
2585 JUNCTION AVENUE
SAN JOSE, CA 95134
(408) 382-8000
www.tsmc.com

[GRAPHIC] JOHNSON & JOHNSON
ONE JOHNSON & JOHNSON PLAZA
NEW BRUNSWICK, NJ 08933
(732) 524-0400
www.jnj.com

[GRAPHIC]
   ARIEL PREMIER    AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002 (assume reinvestment of dividends and capital gains)
     GROWTH FUND
       Inception                       1ST QUARTER      YTD      1 YEAR     3 YEAR      5 YEAR     LIFE OF FUND
                    ------------------------------------------------------------------------------------------------------
February 1, 2002
ARIEL PREMIER GROWTH FUND, INST. CL.         -           -          -          -           -           +1.20%

ARIEL PREMIER GROWTH FUND, INV. CL.          -           -          -          -           -           +1.10%

RUSSELL 1000 GROWTH INDEX                    -           -          -          -           -           -0.84%

S&P 500 INDEX                                -           -          -          -           -           +1.76%

[CHART]

                                               ARIEL PREMIER GROWTH FUND                   RUSSELL 1000 GROWTH INDEX
Consumer Discretionary and Services                      15.5                                          15.3

Cash & Other                                             13.9                                           7.6

Materials and Processing                                  0.0                                           0.6

Producer Durables                                         2.6                                           2.8

Financial Services                                       12.6                                          10.4

Consumer Staples                                          5.1                                           7.8

Health Care                                              23.6                                          25.1

Technology                                               22.0                                          25.9

Utilities                                                 2.6                                           1.6

Autos and Transportation                                  0.0                                           0.7

Other Energy                                              2.1                                           2.1

Integrated Oils                                           0.0                                           0.1

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH
FUND, INVESTOR CLASS AND COMPARABLE INDEX*

                   S&P 500      RUSSELL 1000 GROWTH    ARIEL PREMIER GROWTH FUND
                   -------      -------------------    -------------------------
  Feb-02             9,807            9,585                       9,580
Mar. 2002           10,176            9,916                      10,110


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH
FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                   S&P 500      RUSSELL 1000 GROWTH  ARIEL PREMIER GROWTH FUND, INST.
                   -------      -------------------  --------------------------------
  Feb-02            980,720            958,500                  958,000
Mar. 2002         1,017,605            991,645                1,012,000

ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INVESTMENT, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE-CAP) STOCKS.

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.


[SIDENOTE]

TEN LARGEST HOLDINGS
as of March 31, 2002

1  GENERAL ELECTRIC CO.
   Diversified manufacturer and financial services company

2  JOHNSON & JOHNSON
   Health care product producer

3  PFIZER, INC.
   Leading pharmaceutical company

4  MICROSOFT CORP.
   World's #1 software company

5  CISCO SYSTEMS, INC.
   World's #1 provider of internet hardware

6  WAL-MART STORES, INC.
   World's #1 retailer

7  WYETH
   Leading manufacturer of pharmaceutical and consumer products

8  HOME DEPOT, INC.
   World's largest home improvement chain

9  TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
   Provider of semiconductor manufacturing services

10 LIBERTY MEDIA CORP.
   Diversified broadband media and communications company

[GRAPHIC] ARIEL PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

  NUMBER   COMMON STOCKS-97.60%                           COST       MARKET VALUE
OF SHARES
           CONSUMER DISCRETIONARY--15.52%
     9,300 AOL Time Warner, Inc.*                       $240,818       $219,945
     5,000 Bed Bath & Beyond, Inc.*                      167,820        168,750
     1,900 Best Buy Co., Inc.*                           140,242        150,480
     7,600 Home Depot, Inc.                              375,264        369,436
     2,300 Kohl's Corp.*                                 157,106        163,645
    24,000 Liberty Media Corp.*                          314,644        303,360
       600 Viacom, Inc., Class B*                         27,541         29,022
     8,100 Wal-Mart Stores, Inc.                         489,977        496,449
                                                         -------        -------
                                                       1,913,412      1,901,087
                                                       ---------      ---------
           CONSUMER STAPLES--5.05%
     2,800 Colgate-Palmolive Co.                         156,267        160,020
     2,100 Kraft Foods, Inc.                              79,466         81,165
     3,300 PepsiCo, Inc.                                 163,973        169,950
     2,300 Procter & Gamble Co.                          190,542        207,207
                                                         -------        -------
                                                         590,248        618,342
                                                         -------        -------
           FINANCIAL SERVICES--12.62%
     2,100 American Express Co.                           77,943         86,016
     3,000 American International Group, Inc.            221,230        216,420
     3,700 Automatic Data Processing, Inc.               202,723        215,599
     2,400 Capital One Financial Corp.                   124,081        153,240
     4,100 Concord EFS, Inc.*                            123,849        136,325
     1,100 Fannie Mae                                     88,500         87,868
     2,400 Fifth Third Bancorp                           154,692        161,952
     1,800 First Data Corp.                              150,239        157,050
     2,300 Morgan Stanley Dean Witter & Co.              124,557        131,813
     3,600 State Street Corp.                            194,888        199,368
                                                         -------        -------
                                                       1,462,702      1,545,651
                                                       ---------      ---------
           HEALTH CARE--23.60%
     3,800 Amgen, Inc.*                                 $223,405       $226,784
     4,600 Baxter International, Inc.                    256,347        273,792
     1,400 Bristol-Myers Squibb Co.                       64,344         56,686
     1,900 Cardinal Health, Inc.                         125,417        134,691
     2,100 Forest Laboratories, Inc.*                    171,057        171,570
     9,400 Johnson & Johnson                             563,068        610,530
    14,700 Pfizer, Inc.                                  601,952        584,178
     4,800 Pharmacia Corp.                               218,685        216,384
     5,200 Schering-Plough Corp.                         169,116        162,760
     6,900 Wyeth                                         439,401        452,985
                                                         -------        -------
                                                       2,832,792      2,890,360
                                                       ---------      ---------
           OTHER--11.42%
    18,800 General Electric Co.                          716,656        704,060
     1,400 GlaxoSmithKline plc ADR                        67,133         65,800
     1,300 Illinois Tool Works, Inc.                      95,843         94,055
     1,200 Minnesota Mining &
           Manufacturing Co.                             137,418        138,012
    14,900 Taiwan Semiconductor
           Manufacturing Co. Ltd. ADR*                   267,497        309,175
     2,700 Tyco International Ltd.                        90,435         87,264
                                                          ------         ------
                                                       1,374,982      1,398,366
                                                       ---------      ---------
           OTHER ENERGY--2.09%
     1,900 Baker Hughes, Inc.                             68,214         72,675
     2,400 BJ Services Co.*                               77,548         82,728
     7,900 Calpine Corp.*                                 85,702        100,330
                                                          ------        -------
                                                         231,464        255,733
                                                         -------        -------

  NUMBER   COMMON STOCKS-97.60% (CONT)                    COST       MARKET VALUE
OF SHARES
           PRODUCER DURABLES--2.63%
     2,900 Applied Materials, Inc.*                     $136,501       $157,383
     3,600 Lam Research Corp.*                            89,930        105,552
       800 United Technologies Corp.                      60,900         59,360
                                                          ------         ------
                                                         287,331        322,295
                                                         -------        -------
           TECHNOLOGY--22.03%
     2,000 Brocade Communication Systems, Inc.*           67,430         54,000
    30,200 Cisco Systems, Inc.*                          546,260        511,286
    10,300 Dell Computer Corp.*                          283,757        268,933
     4,800 Extreme Networks, Inc.*                        58,619         49,920
     8,000 Intel Corp.                                   268,674        243,280
     2,000 International Business Machines Corp.         213,511        208,000
     3,800 Maxim Integrated Products, Inc.*              208,520        211,698
     1,600 Mercury Interactive Corp.*                     56,674         60,240
     9,300 Microsoft Corp.*                              587,457        560,883
     3,500 Network Appliance, Inc.*                       69,129         71,330
     1,500 Qualcomm, Inc.*                                60,015         56,460
     4,900 RF Micro Devices, Inc.*                        92,063         87,710
     3,600 Siebel Systems, Inc.*                         118,806        117,396
     2,400 Veritas Software Corp.*                        92,121        105,192
     2,300 Xilinx, Inc.*                                  96,621         91,678
                                                          ------         ------
                                                       2,819,657      2,698,006
                                                       ---------      ---------

           UTILITIES--2.64%
     6,000 Comcast Corp.*                               $207,372       $190,800
    12,900 Sprint PCS Group*                             150,427        132,741
                                                         -------        -------
                                                         357,799        323,541
                                                         -------        -------

           Total Common Stocks                        11,870,387     11,953,381
                                                      ----------     ----------


 PRINCIPAL
  AMOUNT   REPURCHASE AGREEMENT-3.81%
  $466,550 State Street Bank & Trust Company
           Repurchase Agreement, 0.65%,
           dated 3/28/2002,
           repurchase price $466,583
           maturing 4/1/2002
           (collateralized by U.S. Treasury
           Bond, 7.25%, 5/15/2016)                       466,550        466,550
                                                         -------        -------

           Total Repurchase Agreement                    466,550        466,550
                                                         -------        -------

           Total Investments-101.41%                 $12,336,937     12,419,931
                                                     ===========

           Liabilities less Other Assets-(1.41)%                       (172,640)
                                                                        -------


           NET ASSETS-100.00%                                       $12,247,291
                                                                    ===========

*Non-income producing.

ADR after the name of a holding stands for American Depositary Receipt representing foreign securities on deposit with a domestic custodian bank.


The accompanying notes are an integral part of the financial statements.

[GRAPHIC] GROWTH STATISTICAL SUMMARY

ARIEL PREMIER GROWTH FUND
(UNAUDITED)                                                                     EARNINGS PER SHARE
                                                                  52 - WEEK    ---------------------
                                                                    RANGE         2001       2002       2001       2002     MARKET
                                            TICKER     PRICE    -------------    ACTUAL    ESTIMATED     P/E        P/E      CAP.
COMPANY                                     SYMBOL    3/31/02    LOW    HIGH    CALENDAR   CALENDAR    CALENDAR  CALENDAR    ($B)
General Electric Co.                        GE         37.45    28.50   53.55     1.41       1.65        26.56     22.67    368.3
Microsoft Corp.                             MSFT       60.31    47.50   76.15     1.80       1.95        33.51     30.97    301.9
Wal-Mart Stores, Inc.                       WMT        61.30    41.50   63.94     1.49       1.74        41.14     35.16    263.6
Pfizer, Inc.                                PFE        39.74    34.00   45.04     1.31       1.59        30.34     24.99    238.5
Intel Corp.                                 INTC       30.41    18.96   36.78     0.52       0.67        58.48     45.20    201.0
American International Group, Inc.          AIG        72.14    66.00   87.10     2.80       3.49        25.76     20.68    193.8
Johnson & Johnson                           JNJ        64.95    43.05   65.89     1.91       2.22        34.01     29.20    192.1
Intl. Business Machines Corp.               IBM       104.00    87.49  126.39     4.35       4.74        23.91     21.94    167.6
GlaxoSmithKline plc ADR                     GSK        47.00    45.50   58.00     2.09       2.39        22.49     19.67    140.4
Cisco Systems, Inc.                         CSCO       16.93    11.04   24.13     0.41       0.38        41.29     44.23    118.5
Procter & Gamble Co.                        PG         90.09    55.96   90.73     3.25       3.70        27.72     24.37    116.4
Home Depot, Inc.                            HD         48.61    30.30   53.73     1.29       1.50        37.68     32.34    114.1
AOL Time Warner, Inc.                       AOL        23.65    21.65   58.51     1.18       0.94        20.04     25.28     99.3
PepsiCo, Inc.                               PEP        51.50    40.90   51.99     1.66       1.95        31.02     26.43     88.9
Viacom, Inc.                                VIA.B      48.37    28.25   59.50    -0.08       1.08         NM       44.66     87.2
Wyeth                                       WYE        65.65    53.20   66.51     2.18       2.60        30.11     25.22     87.0
Fannie Mae                                  FNM        79.88    73.71   87.87     5.20       6.13        15.36     13.03     83.0
Kraft Foods, Inc.                           KFT        38.65    29.50   41.20     1.21       2.02        31.94     19.15     71.3
Dell Computer Corp.                         DELL       26.11    16.01   31.32     0.65       0.73        40.17     35.53     68.9
Taiwan Semiconductor Mfg. Co. Ltd. ADR      TSM        20.75     8.39   20.99     0.13       0.32       159.62     64.59     64.7
Tyco International Ltd.                     TYC        32.32    22.00   60.09     2.80       3.39        11.54      9.54     63.4
Bristol-Myers Squibb Co.                    BMY        40.49    29.80   60.00     2.41       1.54        16.80     26.28     63.0
Morgan Stanley Dean Witter & Co.            MWD        57.31    35.75   75.23     3.19       3.48        17.97     16.47     61.6
Amgen, Inc.                                 AMGN       59.68    50.31   70.60     1.18       1.39        50.58     42.83     60.9
Pharmacia Corp.                             PHA        45.08    36.50   52.95     1.74       1.93        25.91     23.40     55.8
American Express Co.                        AXP        40.96    24.20   46.55     0.98       1.92        41.80     21.30     54.2
Minnesota Mining & Mfg. Co.                 MMM       115.01    85.86  127.00     4.36       4.89        26.38     23.50     47.7
Applied Materials, Inc.                     AMAT       54.27    26.59   59.10     1.10       0.45        49.34    120.73     43.0
Schering-Plough Corp.                       SGP        31.30    28.67   43.98     1.58       1.75        19.81     17.86     42.6
Fifth Third Bancorp                         FITB       67.48    48.88   69.69     2.37       2.77        28.47     24.40     38.9
Baxter International, Inc.                  BAX        59.52    43.55   59.90     1.75       2.02        34.01     29.45     34.5
United Technologies Corp.                   UTX        74.20    40.10   87.50     3.83       4.32        19.37     17.20     34.4
Automatic Data Processing, Inc.             ADP        58.27    41.00   60.37     1.52       1.86        38.34     31.32     34.2
First Data Corp.                            FDC        87.25    52.65   88.10     2.52       3.29        34.62     26.54     32.9
Liberty Media Corp.                         L          12.64     9.75   18.04     0.80      -0.24        15.80       NM      32.0
Colgate-Palmolive Co.                       CL         57.15    50.60   61.00     1.91       2.18        29.92     26.16     31.6
Cardinal Health, Inc.                       CAH        70.89    60.30   77.32     2.07       2.89        34.25     24.52     30.7
Comcast Corp.                               CMCSK      31.80    28.90   46.00    -1.39      -0.02         NM         NM      28.7
Qualcomm, Inc.                              QCOM       37.64    31.03   71.04     0.98       0.98        38.41     38.23     27.5

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      NM=Not Meaningful.

ARIEL PREMIER GROWTH FUND (CONTINUED)
(UNAUDITED)                                                                     EARNINGS PER SHARE
                                                                52 - WEEK     ---------------------
                                                                  RANGE           2001       2002       2001       2002     MARKET
                                     TICKER        PRICE      -------------      ACTUAL    ESTIMATED     P/E        P/E      CAP.
COMPANY                              SYMBOL       3/31/02      LOW    HIGH      CALENDAR   CALENDAR    CALENDAR  CALENDAR    ($B)
Kohl's Corp.                         KSS           71.15      41.95   72.01       1.45       1.73        49.07     41.06     23.6
Illinois Tool Works, Inc.            ITW           72.35      49.15   77.80       2.62       3.11        27.61     23.26     22.3
Maxim Integrated Products, Inc.      MXIM          55.71      32.20   62.67       1.22       0.90        45.66     62.10     17.7
State Street Corp.                   STT           55.38      36.25   58.36       2.00       2.27        27.69     24.44     17.6
Concord EFS, Inc.                    CEFT          33.25      18.72   34.50       0.59       0.76        56.36     43.99     17.1
Best Buy Co., Inc.                   BBY           79.20      40.02   80.62       2.65       3.10        29.89     25.53     16.3
Forest Laboratories, Inc.            FRX           81.70      54.95   85.00       1.18       2.09        69.24     39.17     14.1
Veritas Software Corp.               VRTS          43.83      17.30   80.05       0.67       0.68        65.42     64.27     14.1
Xilinx, Inc.                         XLNX          39.86      19.52   52.14       1.08       0.45        36.91     89.51     13.5
Capital One Financial Corp.          COF           63.85      36.40   72.58       2.91       3.53        21.94     18.11     13.3
Siebel Systems, Inc.                 SEBL          32.61      12.24   55.90       0.49       0.59        66.55     55.69     13.0
Baker Hughes, Inc.                   BHI           38.25      25.76   41.55       1.33       0.99        28.76     38.79     11.7
Sprint PCS Group                     PCS           10.29       7.22   29.05      -1.27      -0.62         NM         NM      11.6
Bed Bath & Beyond, Inc.              BBBY          33.75      18.70   36.53       0.74       0.88        45.61     38.19      9.9
Brocade Communications Sys., Inc.    BRCD          27.00      12.60   55.25       0.28       0.32        96.43     84.15      6.3
Network Appliance, Inc.              NTAP          20.38       6.00   29.50       0.32       0.20        63.69    102.67      6.1
BJ Services Co.                      BJS           34.47      14.55   41.95       2.05       1.21        16.81     28.39      5.2
Calpine Corp.                        CPN           12.70       6.15   57.35       1.95       1.58         6.51      8.05      3.7
Lam Research Corp.                   LRCX          29.32      14.73   33.76       1.67       0.11        17.56    266.80      3.4
RF Micro Devices, Inc.               RFMD          17.90       9.16   37.50       0.20       0.12        89.50    143.52      3.0
Mercury Interactive Corp.            MERQ          37.65      18.00   75.50       0.60       0.66        62.75     57.05      2.8
Extreme Networks, Inc.               EXTR          10.40       5.85   40.00       0.13       0.17        80.00     60.36      1.1

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      NM=Not Meaningful.

DEAR FELLOW SHAREHOLDER: For the first quarter ended March 31, 2002, Ariel Premier Bond Fund, Institutional Class gained +0.13% and the Investor Class gained +0.04%. During this same period, the Lehman Brothers Aggregate Bond Index earned +0.09%. The rise in rates over the first quarter of 2002 was a direct result of the change in expectations for U.S. economic growth. Since the end of the year, forecasts for first quarter growth have been as low as -1% and as high as 6%. Surprising strength in consumer demand and employment contributed to a better environment. That said, inflation expectations are higher due to the improving economy and rising oil prices.

As far as the fixed income markets are concerned, during the first quarter, non-Treasury sectors outperformed their similar duration Treasury counterparts. Mortgages and asset-backed securities performed well. Corporate bonds were somewhat held back by the volatility in spreads resulting from Enron, Arthur Andersen, and other related stories. However, Treasury Inflation Protected Securities (TIPS) performed well. As such, the best performing portfolios for the quarter were short duration in character and over-weighted in non-Treasury sectors. In the case of Ariel Premier Bond Fund, our overweight in asset-backed bonds and our TIPS strategy boosted returns, while corporate security selection hindered performance. Looking forward, absolute returns in fixed income should improve over the balance of the year. The Fund is structured to perform well in a relatively stable interest rate environment with an improving economic tone. Narrower spreads and a substantial yield premium will be the primary sources of value-added over the next several quarters.

DURATION: NEUTRAL
The Fund's nominal duration currently equals that of the benchmark. Current yield levels anticipate higher interest rates in late 2002 and inflation of approximately 2%.

TIPS: 13.8%
Relatively high real rates at the beginning of the year--3.4%--combined with recent increases in oil and gasoline prices, helped make TIPS a stellar performer. As a result, their yield continues to offer attractive total return potential.

ASSET-BACKED BONDS: 17.0%
Our holdings continue to be primarily AAA-rated, emphasizing Commercial Mortgage Backed Securities (CMBS) and the highest quality auto and credit card sub-sectors. Although spreads have narrowed, these securities continue to be attractive alternatives to short duration Treasuries.

CORPORATE BONDS: 28.5%
Holdings continue to be concentrated in the insurance, entertainment, and auto sub-sectors, primarily in the long end. This has been the best relative performing part of the investment grade corporate market.

MORTGAGES: 24.2%
The Fund is less exposed to mortgages than the benchmark, as the benchmark owns more premium coupons. Part of the Fund's TIPS position is a substitute for this underweight.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer


John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       Chairman & CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002 (assume reinvestment of dividends and capital gains)

                                     1ST QUARTER      YTD      1 YEAR   3 YEAR    5 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.      +0.13%       +0.13%    +5.02%    +5.62%   +6.81%    +6.20%

ARIEL PREMIER BOND FUND, INV. CL.       +0.04%       +0.04%    +4.50%    +5.20%     -       +6.02%

LEHMAN BROS. AGGREGATE BOND INDEX       +0.09%       +0.09%    +5.35%    +6.49%   +7.57%    +6.95% (INST.)
                                                                                            +7.14% (INV.)

[CHART]

                                    ARIEL PREMIER        LEHMAN BROTHERS
                                      BOND FUND          AGGREGATE INDEX
                                      % OF TOTAL            % OF TOTAL
                                    -------------        ---------------
   GOVERNMENT & AGENCY                  17.6%                  33.0%

   MORTGAGE BACKED                      33.9%                  36.2%

   ASSET-BACKED                          8.4%                   1.7%

   COMMERCIAL MORTGAGE-BACKED            8.6%                   2.1%

   CORPORATE                            29.1%                  27.0%
                                        -----                  -----

   CASH                                  2.4%                     0%
                                         ----                   ----

   TOTAL ACCOUNT VALUE                   100%                   100%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN
ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

                    LEHMAN BROTHERS        ARIEL PREMIER
                    AGGREGATE BOND          BOND FUND,
                        INDEX                INV. CL.
                    ---------------        -------------
Dec. 1995                      0                     0
Dec. 1996                      0                     0
Dec. 1997                 10,932                10,838
Dec. 1998                 11,882                11,621
Dec. 1999                 11,784                11,509
Dec. 2000                 13,154                12,631
Dec. 2001                 14,265                13,516
Mar. 2002                 14,278                13,521


COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN
ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                    LEHMAN BROTHERS        ARIEL PREMIER
                    AGGREGATE BOND          BOND FUND,
                        INDEX               INST. CL.
                    ---------------        -------------
Dec. 1995            1,042,614               1,035,122
Dec. 1996            1,080,468               1,067,709
Dec. 1997            1,184,769               1,165,544
Dec. 1998            1,287,699               1,254,703
Dec. 1999            1,277,108               1,247,569
Dec. 2000            1,425,580               1,373,199
Dec. 2001            1,545,954               1,476,638
Mar. 2002            1,547,378               1,478,613

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

   PAR VALUE   ASSET-BACKED SECURITIES-8.44%                    COST        MARKET VALUE
   $1,050,000  Bear Stearns, 2001-A AI3,
               5.93%, 6/15/2019                               $1,078,439      $1,072,741
      470,000  Capital One, 2000, 7.65%, 4/17/2006               468,718         484,608
      505,000  Capital One, 2001, 3.85%, 8/15/2007               503,628         497,439
      245,000  Chase Manhattan Auto Owner Trust,
               2001-B A3, 3.09%, 11/15/2005                      244,961         242,279
      845,000  Chevy Chase Auto Receivables Trust,
               2001-2 A4, 4.44%, 4/16/2007                       844,890         835,129
    1,240,000  Citibank Credit Card Issuance Trust,
               2001-A8, 4.10%, 12/7/2006                       1,245,420       1,224,312
      930,000  Citibank Credit Card Issuance Trust,
               2002-C2, 6.95%, 2/18/2014                         927,618         923,217
    1,150,000  Conseco Finance, 2000-F AF3,
               7.17%, 9/15/2020                                1,149,748       1,179,895
    2,825,000  Daimler Chrysler Auto Trust,
               4.21%, 7/6/2005                                 2,824,534       2,844,955
      290,000  Fleet Credit Card Master Trust II,
               2001-CA, 3.86%, 3/15/2007                         289,929         285,537
      905,000  Ford Credit Auto Owner Trust,
               2000-G A4, 6.62%, 7/15/2004                       904,913         933,425
      385,000  Household Auto, 2001-2 A4,
               5.39%, 8/17/2008                                  384,895         389,194
     $411,728  HSBC Mortgage Loan Trust, 2000-
               HSB1 A3, 7.11%, 12/15/2030                       $411,728        $419,806
      390,000  National City Auto Receivables Trust,
               2002-A A4, 4.83%, 8/15/2009                       389,938         388,147
      585,000  Nissan Auto Receivables, 2001-CA4,
               4.80%, 2/15/2007                                  584,945         586,081
    1,470,827  PNC Mortgage Securities Corp.,
               2000-9 A3, 7.19%, 9/25/2005                     1,480,212       1,502,082
      303,597  Railcar Trust, 92-A1, 7.75%, 6/1/2004             308,317         315,820
      450,000  Residential Asset Mortgage Products, Inc.,
               2001 RS2 AI2, 5.67%, 1/25/2023                    449,903         455,297
      450,000  Union Acceptance Corp., 2000-D A4,
               6.89%, 4/9/2007                                   449,980         469,886
                                                                 -------         -------

               Total Asset-Backed Securities                  14,942,716      15,049,850
                                                              ----------      ----------

               COMMERCIAL MORTGAGE-BACKED
               SECURITIES-8.68%
    1,343,593  Banc One Commercial Mortgage,
               BK1 00-C1A, 6.664%, 10/18/2031+                 1,343,616       1,384,274
      762,192  Chase Commercial Mortgage Securities
               Corp., 2000-3 A1, 7.093%, 10/15/2032              797,323         798,915
    1,330,000  Chase Commercial Mortgage Securities
               Corp., 2000-3 A2, 7.319%, 10/15/2032            1,332,949       1,407,621
      297,420  Comm, 2001-J1A A1, 6.14%, 2/16/2034+              300,294         296,676

    PAR VALUE  COMMERCIAL MORTGAGE-BACKED                        COST        MARKET VALUE
               SECURITIES-8.68% (CONT)
     $465,000  CS First Boston Mortgage Securities
               Corp., 2002-CKP1 A3,
               6.439%, 12/15/2035                               $467,325        $467,037
    1,016,011  Ginnie Mae, 2001-44 A GNPROJ,
               5.204%, 10/16/2014                              1,016,011       1,016,231
      538,153  Ginnie Mae, 2002-9A,
               4.691%, 6/16/2016                                 538,154         521,355
      850,000  JP Morgan Chase Commercial Mortgage
               Sec., 2001-CIBC A3, 6.26%, 3/15/2033              854,202         842,601
      860,000  JP Morgan Commercial Mortgage
               Finance Corp., 1997-C5 A3,
               7.088%, 9/15/2029                                 917,299         901,909
    3,170,000  Morgan Stanley Dean Witter Capital I,
               2001-IQA A3, 5.72%, 12/18/2032                  3,186,345       3,072,467
    2,825,000  Nomura Asset Securities Corp.,
               1995-MD3 A1B, 8.15%, 4/4/2027                   2,997,949       3,027,544
      896,435  Prudential Mortgage Capital Co. II,
               2000-C1 A1, 6.981%, 10/6/2015+                    896,435         923,972
      785,000  Prudential Securities Secured Financing,
               1999-C2 A2, 7.193%, 6/16/2031                     782,270         823,512
                                                                 -------         -------

               Total Commercial
               Mortgage-Backed Securities                     15,430,172      15,484,114
                                                              ----------      ----------


    PAR VALUE  CORPORATE DEBT-28.96%                             COST        MARKET VALUE
     $625,000  American General Capital II,
               8.50%, 7/1/2030                                  $687,538        $717,054
      900,000  AOL Time Warner, Inc.,
               7.625%, 4/15/2031                                 918,211         895,814
      495,000  Archer Daniels Midland Co.,
               6.625%, 5/1/2029                                  461,277         474,207
      360,000  AT&T Corp., 7.30%, 11/15/2011+                    372,259         346,526
      170,000  AT&T Corp., 6.50%, 3/15/2029                      147,852         141,738
      290,000  AT&T Wireless Group, 7.35%, 3/1/2006              289,908         291,902
      700,000  AXA Financial, 8.60%, 12/15/2030                  769,497         772,850
      745,000  Bank One Corp., 6.50%, 2/1/2006                   752,733         770,192
      360,000  Bank of America Corp., 5.25%, 2/1/2007            358,711         353,345
      900,000  Bank of America Corp., 7.80%, 2/15/2010           997,936         972,154
      275,000  BellSouth Cap Funding,
               7.875%, 2/15/2030                                 301,067         305,598
      255,000  BellSouth Corp., 6.875%, 10/15/2031               253,350         250,597
      360,000  Boeing Co., 6.875%, 10/15/2043                    323,348         339,250
      350,000  British Telecom plc,
               7.875%, 12/15/2005                                378,333         371,773
      465,000  Burlington Resources, Inc.,
               6.68%, 2/15/2011                                  465,000         459,136
      425,000  Campbell Soup Co., 6.75%, 2/15/2011               446,243         430,647
      425,000  Caterpillar Financial Services,
               5.95%, 5/1/2006                                   424,570         429,256
    1,000,000  Citigroup Capital II, 7.75%, 12/1/2036          1,034,924         982,840

    PAR VALUE  CORPORATE DEBT-28.96% (CONT)                       COST        MARKET VALUE
     $720,000  Comcast Cable, 7.125%, 6/15/2013                 $714,181        $712,343
      630,000  Conoco, Inc., 6.95%, 4/15/2029                    594,170         628,515
      945,000  Consumers Energy CMS,
               6.20%, 5/1/2003                                   936,901         943,157
      460,000  Corp. Andina De Fomento,
               7.375%, 1/18/2011                                 458,447         469,904
      725,000  Countrywide Home Loan,
               6.85%, 6/15/2004                                  737,211         757,360
      485,000  Daimler Chrysler Auto Trust,
               6.40%, 5/15/2006                                  481,201         485,455
      795,000  Deutsche Telekom, 8.25%, 6/15/2030                849,423         820,240
      420,000  Devon Energy, 7.875%, 9/30/2031                   419,080         420,380
      550,000  Dow Chemical Co., 7.375%, 11/1/2029               572,275         558,502
      840,000  Duke Energy Corp., 6.25%, 1/15/2012               837,751         821,311
      220,000  Duke Energy Field Services,
               7.50%, 8/16/2005                                  219,407         225,059
      635,000  El Paso Energy, 6.95%, 12/15/2007                 633,477         624,716
      900,000  EOP Operating LP, 6.375%, 2/15/2003               908,904         919,550
      900,000  ERAC USA Finance, 7.35%, 6/15/2008+               898,625         917,135
      280,000  FedEx Corp., 6.625%, 2/12/2004                    279,792         289,073
      350,000  First Energy Corp., 7.375%, 11/15/2031            333,137         319,651
    1,135,000  First Union Corp., 7.55%, 8/18/2005             1,177,906       1,210,792
      475,000  Ford Motor Credit Co.,
               5.75%, 2/23/2004                                  479,367         472,784
    1,000,000  Ford Motor Credit Co.,
               6.875%, 2/1/2006                                1,021,434         994,307
   $1,000,000  Ford Motor Credit Co.,
               7.375%, 2/1/2011                               $1,008,302        $973,180
      750,000  Ford Motor Credit Co.,
               7.25%, 10/25/2011                                 747,243         722,018
      550,000  General Electric Capital Corp. MTN,
               6.75%, 3/15/2032                                  530,390         531,581
      450,000  General Motors Acceptance Corp.,
               7.50%, 7/15/2005                                  462,027         465,988
      420,000  General Motors Acceptance Corp.,
               7.25%, 3/2/2011                                   418,721         416,402
    1,810,000  General Motors Acceptance Corp.,
               8.00%, 11/1/2031                                1,790,194       1,811,658
    1,035,000  GTE Corp., 6.94%, 4/15/2028                     1,030,823         982,149
      725,000  Household Financial Corp.,
               6.50%, 1/24/2006                                  723,744         725,722
      405,000  International Paper Co., 8.125%, 7/8/2005         404,737         431,350
      625,000  Israel Electric, 7.95%, 5/30/2011+                621,899         645,800
      720,000  JP Morgan Chase Manhattan,
               5.625%, 8/15/2006                                 741,311         718,134
      530,000  KBC Bank Funding, 9.86%, 11/29/2049+              585,683         598,977
      800,000  Kellogg Co., 5.50%, 4/1/2003                      799,792         813,426
      575,000  Kohl's Corp., 7.25%, 6/1/2029                     572,883         591,603
      580,000  Kroger Co., 6.75%, 4/15/2012                      579,310         577,448
      570,000  Lehman Bros. Holdings, Inc.,
               7.00%, 2/1/2008                                   569,808         582,376
      320,000  Liberty Property LP, 8.50%, 8/1/2010              336,832         343,412
      740,000  Lockheed, 6.75%, 3/15/2003                        746,698         758,321

    PAR VALUE  CORPORATE DEBT-28.96% (CONT)                       COST        MARKET VALUE
     $415,000  Marshall & Ilsley Bank,
               6.375%, 9/1/2011                                 $412,878        $404,978
      125,000  Masco Corp., 6.75%, 3/15/2006                     124,795         126,634
      360,000  Meadwestvaco Corp., 6.85%, 4/1/2012               357,617         356,904
      910,000  Mexican UTD STS, 8.375%, 1/14/2011                896,403         953,225
      510,000  Morgan Stanley Dean Witter,
               6.60%, 4/1/2012                                   507,430         506,183
      150,000  Motorola, Inc., 7.625%, 11/15/2010                149,598         146,480
      390,000  Norfolk Southern Corp.,
               7.25%, 2/15/2031                                  387,744         390,914
      691,069  Northwest Airlines Corp., 1999-2A,
               7.575%, 3/1/2019                                  691,069         678,341
      700,000  PNC Funding Corp., 6.125%, 9/1/2003               705,650         720,028
      800,000  PP&L Capital Funding, Inc.,
               8.375%, 6/15/2007                                 800,683         849,814
      410,000  Progress Energy, Inc., 6.75%, 3/1/2006            409,699         419,520
      740,000  Progressive Corp., 6.375%, 1/15/2012              738,488         726,844
      575,000  Prudential Funding, 6.60%, 5/15/2008+             574,401         581,411
      460,000  Qwest Communications International,
               7.50%, 11/1/2008                                  474,042         399,228
      555,000  Regions Financial Corp.,
               7.00%, 3/1/2011                                   552,824         567,716
    4,875,000  RFCSP Strip Principal, 0.00%, 1/15/2021         1,528,353       1,425,201
      675,000  Spear Leeds & Kellogg LP,
               8.25%, 8/15/2005+                                 673,496         727,559
      450,000  Sprint Capital Corp., 8.375%, 3/15/2012+          449,341         443,133
     $700,000  Target Corp., 5.50%, 4/1/2007                    $697,220        $695,441
      315,000  Telefonica Europe BV,
               7.75%, 9/15/2010                                  315,230         331,706
    1,000,000  Tyco International Group,
               6.375%, 2/15/2006                               1,003,606         915,350
      320,000  Tyco International Group,
               6.75%, 2/15/2011                                  321,872         285,110
      341,920  US Airways, 2000, 7.89%, 3/1/2019                 341,920         349,473
      505,000  Virginia Electric & Power,
               5.375%, 2/1/2007                                  502,839         494,617
      665,000  Walt Disney Co., 6.375%, 3/1/2012                 663,553         648,132
      540,000  Washington Mutual, 6.875%, 5/15/2011              536,989         543,609
      500,000  Weyerhaeuser Co., 6.125%, 3/15/2007+              499,341         496,636
      390,000  WorldCom, Inc., 7.50%, 5/15/2011                  382,243         327,160
      505,000  WorldCom, Inc., 8.25%, 5/15/2031                  495,461         407,332
      700,000  Wyeth, 6.25%, 3/15/2006                           699,925         717,308
      435,000  Zurich Capital Trust, 8.376%, 6/1/2037+           463,599         421,188
                                                                 -------         -------

               Total Corporate Debt                           51,964,152      51,641,833
                                                              ----------      ----------

   PAR VALUE   U.S. GOVERNMENT AGENCIES-33.88%                   COST        MARKET VALUE
               MORTGAGE-BACKED SECURITIES--33.86%
   $4,840,000  Fannie Mae, 5.75%, 2/15/2008                   $4,949,624      $4,897,378
    1,610,000  Fannie Mae, 5.503%, 9/25/2011                   1,609,746       1,540,110
      655,000  Fannie Mae, 0.00%, 7/5/2014                       316,738         291,064
   15,605,000  Fannie Mae, 6.50%, 4/1/2032|X|                 15,697,655      15,526,975
    6,315,938  Fannie Mae, Benchmark Bond,
               6.00%, 6/1/2014                                 6,259,325       6,347,557
    2,080,000  Fannie Mae, Benchmark Bond,
               6.625%, 11/15/2030                              2,172,337       2,097,711
    2,005,000  Freddie Mac, 5.25%, 1/15/2006                   1,997,598       2,024,078
      500,000  Freddie Mac, 5.00%, 9/15/2007                     515,315         504,562
    3,160,000  Freddie Mac, 5.75%, 3/15/2009                   3,212,136       3,157,342
    1,075,000  Freddie Mac, 6.625%, 9/15/2009                  1,133,003       1,123,674
    1,700,000  Freddie Mac, 5.50%, 9/15/2011                   1,699,406       1,630,956
      270,000  Freddie Mac, 6.75%, 3/15/2031                     317,966         276,984
    2,805,000  Freddie Mac, Gold, 6.00%, 4/1/2017|X|           2,801,494       2,796,234
    2,665,000  Freddie Mac, Gold, 6.50%, 4/1/2017|X|           2,709,972       2,709,972
      995,189  Freddie Mac, Gold, 6.50%, 11/1/2025               942,974       1,003,587
    6,100,000  Freddie Mac, Gold, 6.00%, 4/1/2032|X|           6,002,781       5,915,097
    8,570,000  Freddie Mac, Gold, 6.50%, 4/1/2032|X|           8,628,919       8,535,189
                                                               ---------       ---------
                                                              60,966,989      60,378,470
                                                              ----------      ----------

               OTHER AGENCY ISSUES--0.02%
      $33,864  Government Trust Certificate, Israel
               Trust, Series 2E, 9.40%, 5/15/2002                $33,931         $34,132
                                                                 -------         -------

               Total U.S. Government Agencies                 61,000,920      60,412,602
                                                              ----------      ----------

               U.S. GOVERNMENT OBLIGATIONS-17.57%

      160,000  U.S. Treasury Bond,
               9.00%, 11/15/2018                                 208,675         210,025
    1,015,000  U.S. Treasury Bond,
               8.125%, 8/15/2019                               1,314,078       1,242,780
      210,000  U.S. Treasury Bond,
               8.125%, 8/15/2021                                 264,732         259,604
      905,000  U.S. Treasury Bond,
               5.375%, 2/15/2031                                 903,231         849,639
      350,000  U.S. Treasury Note,
               4.625%, 5/15/2006                                 356,294         348,647
      210,000  U.S. Treasury Note,
               6.50%, 10/15/2006                                 228,157         223,789
   23,862,968  U.S. Treasury Note,
               3.625%, 1/15/2008                              24,425,260      24,489,371
    2,375,000  U.S. Treasury Note,
               6.00%, 8/15/2009                                2,554,964       2,471,114
    4,160,000  U.S. Treasury Strip,
               0.00%, 11/15/2021                               1,272,840       1,233,611
                                                               ---------       ---------

               Total U.S. Government Obligations              31,528,231      31,328,580
                                                              ----------      ----------

    PAR VALUE  ASSET-BACKED FLOATERS**-18.34%                     COST        MARKET VALUE
     $205,000  American Express Master Trust,
               2002-1 A, 1.97%, 12/15/2005*                     $205,000        $205,144
    1,150,000  Americredit Automobile Receivables
               Trust, 2000-B A3, 2.01%, 9/5/2004*              1,150,000       1,149,765
      220,000  Bishop's Gate Residential Mortgage
               Trust, 2.12%, 3/20/2004+*                         220,000         219,028
    1,135,000  Capital Auto Receivables Asset Trust,
               1.98%, 7/15/2006*                               1,135,000       1,135,721
    2,240,000  Carco Auto Loan Master Trust,
               2000-B A1, 1.98%, 10/17/2005*                   2,240,000       2,240,883
    1,910,000  Chase Credit Card Master Trust,
               2002-2 A, 1.934%, 7/16/2007*                    1,910,000       1,904,633
    2,570,000  Circuit City Credit Card Master Trust,
               2000-1 A, 2.13%, 2/15/2006*                     2,571,506       2,570,134
      300,000  CNH Equipment Trust,
               2.07%, 11/15/2005*                                300,000         299,384
    1,771,576  Comm, 2000-FL3A A,
               2.12%, 11/15/2012+*                             1,771,576       1,769,295
    1,320,000  Comm, 2001-FL4A A2,
               2.14%, 4/15/2013+*                              1,320,000       1,315,802
      789,864  Conseco Finance Securitizations Corp.,
               2.00%, 7/1/2032*                                  789,373         789,683
    1,801,555  CS First Boston Mortgage Securities
               Corp., 2001-FL1A A,
               2.08%, 10/5/2003+*                              1,801,432       1,799,939
      200,000  Distribution Financial Services Master
               Trust, 2000-3 A, 2.04%, 7/15/2004*                200,000         200,052
      715,000  Fannie Mae, FNGT, 2002-T5 A1,
               0.00%, 5/25/2032*                                 715,000         695,616
   $1,750,000  First USA Credit Card Master Trust,
               2.05%, 10/19/2006*                             $1,760,083      $1,753,816
      650,000  Ford Credit Auto Owner Trust,
               2001-A A5, 2.02%, 4/15/2005*                      650,000         650,518
    1,989,616  Madison Residential Securities Funding,
               2000-1, 2.05%, 9/17/2003+*                      1,991,128       1,985,298
      991,650  Merit Securities Corp.,
               2.359%, 9/28/2025+*                               993,007         991,650
    1,185,000  NPF XII, Inc., 2001-1A A,
               2.42%, 3/1/2004+*                               1,185,000       1,184,704
      618,083  Residential Asset Mortgage Products, Inc.,
               2001-RS2 AI1, 2.03%, 4/25/2016*                   617,933         617,891
      795,000  Residential Asset Mortgage Products, Inc.,
               2002-RS2 AI1, 2.04%, 4/25/2021*                   795,000         795,000
    1,045,433  Residential Asset Securities Corp.,
               2001-KS2 AI1, 2.01%, 4/25/2018*                 1,044,619       1,045,067
       90,647  Residential Funding Mortgage
               Securities II, 2001-HI3 AI1,
               2.02%, 5/25/2009*                                  90,606          90,628
    1,420,859  Residential Funding Mortgage
               Securities II, 2001-HS3 AI1,
               2.08%, 9/25/2012*                               1,420,859       1,420,912
    3,580,000  Toyota Auto Receivables Owner Trust,
               2001-A A4, 2.01%, 9/17/2007*                    3,580,000       3,580,388
    2,300,000  World Omni Master Owner Trust,
               2001-1 A, 2.03%, 2/15/2006*                     2,300,000       2,301,531
                                                               ---------       ---------

               Total Asset-Backed Floaters                    32,757,122      32,712,482
                                                              ----------      ----------

   PRINCIPAL      REPURCHASE AGREEMENT-5.70%                    COST        MARKET VALUE
    AMOUNT
  $10,163,309     State Street Bank & Trust Company
                  Repurchase Agreement, 0.65%,
                  dated 3/28/2002, repurchase price
                  $10,164,043 maturing 4/1/2002
                  (collateralized by U.S. Treasury Note,
                  5.75%, 10/31/2002)*                        $10,163,309     $10,163,309
                                                             -----------     -----------


                  Total Repurchase Agreement                  10,163,309      10,163,309
                                                              ----------      ----------

                  Total Investments-121.57%                 $217,786,622     216,792,770
                                                            ============

                  Liabilities less Other Assets-(21.57)%                     (38,471,997)
                                                                              ----------

                  NET ASSETS-100.00%                                        $178,320,773
                                                                            ============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
|X| When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 2002.
** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of March 31, 2002.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] STATEMENT OF ASSETS & LIABILITIES

MARCH 31, 2002 (UNAUDITED)

                                                               ARIEL         APPRECIATION        PREMIER          PREMIER
                                                                FUND             FUND          GROWTH FUND       BOND FUND
                                                             -----------     -------------     ------------      -----------
ASSETS:
  Investments in securities, at value
    (cost $762,101,950, $1,055,604,791, $12,336,937,
    and $217,786,622, respectively)                         $910,677,377    $1,274,780,700      $12,419,931     $216,792,770
  Cash                                                                --                --            6,182               --
  Receivable for fund shares issued                           12,570,453         7,799,245           10,203            9,905
  Receivable for securities sold                                      --                --           78,942        1,787,405
  Receivable from Adviser                                             --                --           16,418               --
  Dividends and interest receivable                              932,809         1,555,304            6,242        1,576,270
  Prepaid and other assets                                       129,121           186,435               --           14,272
                                                                 -------           -------       ----------           ------
    Total assets                                             924,309,760     1,284,321,684       12,537,918      220,180,622
                                                             -----------     -------------       ----------      -----------

LIABILITIES:
  Payable for securities purchased                             2,189,285                --          261,816       39,910,177
  Accrued management fee                                         447,557           726,456               --           69,566
  Accrued distribution fee                                       146,793           158,503            1,586            1,925
  Payable for shares redeemed                                     86,960             1,029               --          135,820
  Shareholder distribution payable                                 5,051                --               --          691,922
  Payable to custodian                                                --                --               --        1,050,439
  Other liabilities                                              167,093           225,988           27,225               --
                                                                 -------           -------           ------       ----------
    Total liabilities                                          3,042,739         1,111,976          290,627       41,859,849
                                                               ---------         ---------          -------       ----------
NET ASSETS                                                  $921,267,021    $1,283,209,708      $12,247,291     $178,320,773
                                                            ============    ==============      ===========     ============

NET ASSETS CONSIST OF:
  Paid-in-capital                                           $761,037,421    $1,061,061,399      $12,214,175     $178,522,498
  Undistributed net investment income                             58,172           196,537            1,437           10,161
  Accumulated net realized gain (loss) on
    investment transactions                                   11,596,001         2,775,863          (51,315)         781,966
  Net unrealized appreciation (depreciation)
    on investments                                           148,575,427       219,175,909           82,994         (993,852)
                                                             -----------       -----------           ------          -------
  Total net assets                                          $921,267,021    $1,283,209,708      $12,247,291     $178,320,773
                                                            ============    ==============      ===========     ============
  Shares outstanding (no par value)                           22,693,941        31,924,725
  Institutional Class                                                                               500,108       16,515,289
  Investor Class                                                                                    710,445        1,057,070
  Net asset value, offering and redemption price per share        $40.60            $40.19
  Institutional Class                                                                                $10.12           $10.15
  Investor Class                                                                                     $10.11           $10.14

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                ARIEL          APPRECIATION         PREMIER        PREMIER
                                                                 FUND              FUND           GROWTH FUND     BOND FUND
                                                               ---------       ------------       -----------     ---------
INVESTMENT INCOME:
  Dividends                                                   $3,255,745        $4,909,955          $10,332       $       --
  Interest                                                       230,047           200,100            1,095        4,724,170
  Miscellaneous income                                             3,386             2,741               --              226
                                                                   -----             -----           ------              ---
      Total investment income                                  3,489,178         5,112,796           11,427        4,724,396
                                                               ---------         ---------           ------        ---------

EXPENSES:
  Management fees                                              1,979,134         2,965,582            8,502          463,212
  Distribution fees                                              772,699         1,015,261            1,586           12,204
  Transfer agent fees and expenses                               524,833           656,992            6,842               --
  Printing and postage expense                                    62,330            56,844            2,060               --
  Federal and state registration fees                             32,995            45,374            6,088               --
  Professional fees                                               19,945            19,447            7,912               --
  Trustees' fees and expenses                                     19,945            19,945            3,241               --
  Custody fees and expenses                                       17,452            17,951              993               --
  Miscellaneous expenses                                          10,323            11,629               89               --
                                                                  ------            ------           ------          -------
  Total expenses before reimbursements                         3,439,656         4,809,025           37,313          475,416
  Expense reimbursements                                              --                --          (24,920)              --
                                                               ---------         ---------           ------          -------
      Net expenses                                             3,439,656         4,809,025           12,393          475,416
                                                               ---------         ---------           ------          -------

NET INVESTMENT INCOME (LOSS)                                      49,522           303,771             (966)       4,248,980
                                                                  ------           -------              ---        ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on investments                     12,360,499         5,043,071          (51,315)       1,953,352
  Change in net unrealized appreciation/
      depreciation on investments                            114,883,085       175,720,019           82,994       (5,463,931)
                                                             -----------       -----------           ------        ---------
  Net gain (loss) on investments                             127,243,584       180,763,090           31,679       (3,510,579)
                                                             -----------       -----------           ------        ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $127,293,106      $181,066,861          $30,713         $738,401
                                                            ============      ============          =======         ========

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ARIEL FUND                         APPRECIATION FUND
                                                                    ----------                         -----------------

                                                       SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                        MARCH 31, 2002       YEAR ENDED         MARCH 31, 2002       YEAR ENDED
                                                          (UNAUDITED)    SEPTEMBER 30, 2001       (UNAUDITED)    SEPTEMBER 30, 2001
                                                          -----------    ------------------       -----------    ------------------
OPERATIONS:
  Net investment income                                       $49,522         $1,981,235             $303,771         $1,504,850
  Net realized gain
      on investments                                       12,360,499         16,837,274            5,043,071         19,806,101
  Change in net unrealized
      appreciation/depreciation on investments            114,883,085          4,231,937          175,720,019        (14,391,047)
                                                          -----------          ---------          -----------         ----------
  Net increase in net
      assets from operations                              127,293,106         23,050,446          181,066,861          6,919,904
                                                          -----------         ----------          -----------          ---------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                    (1,665,781)        (1,704,347)          (1,281,776)        (1,085,418)
  Capital gains                                            (8,052,784)       (39,834,974)         (13,957,536)       (36,764,087)
                                                            ---------         ----------           ----------         ----------
  Total distributions                                      (9,718,565)       (41,539,321)         (15,239,312)       (37,849,505)
                                                            ---------         ----------           ----------         ----------

SHARE TRANSACTIONS:
  Shares sold                                             513,580,982        359,449,509          668,628,710        452,364,531
  Shares issued to holders in
      reinvestment of dividends                             8,939,186         39,324,949           14,533,363         34,099,178
  Shares redeemed                                        (128,326,541)      (198,347,626)        (130,068,165)      (198,362,506)
                                                          -----------        -----------          -----------        -----------
  Net increase                                            394,193,627        200,426,832          553,093,908        288,101,203
                                                          -----------        -----------          -----------        -----------

TOTAL INCREASE IN NET ASSETS                              511,768,168        181,937,957          718,921,457        257,171,602
NET ASSETS:
  Beginning of period                                     409,498,853        227,560,896          564,288,251        307,116,649
                                                          -----------        -----------          -----------        -----------
  End of period (includes undistributed net
  investment income of $58,172, $1,491,271,
  $196,537 and $1,173,804, respectively)                 $921,267,021       $409,498,853       $1,283,209,708       $564,288,251
                                                         ============       ============       ==============       ============

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] STATEMENTS OF CHANGES IN NET ASSETS

                                                               PREMIER GROWTH FUND              PREMIER BOND FUND
                                                               -------------------              -----------------

                                                               FEBRUARY 1, 2002(a)      SIX MONTHS ENDED
                                                                TO MARCH 31, 2002        MARCH 31, 2002       YEAR ENDED
                                                                   (UNAUDITED)             (UNAUDITED)    SEPTEMBER 30, 2001
                                                                   -----------             -----------    ------------------
OPERATIONS:
  Net investment income (loss)                                           $(966)             $4,248,980        $10,347,354
  Net realized gain (loss)
     on investments                                                    (51,315)              1,953,352          6,069,884
  Change in net unrealized
     appreciation/depreciation on investments                           82,994              (5,463,931)         4,723,151
                                                                        ------               ---------          ---------
  Net increase in net
     assets from operations                                             30,713                 738,401         21,140,389
                                                                        ------                 -------         ----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                     --              (4,250,271)       (10,348,242)
  Capital gains                                                             --              (1,990,917)                --
                                                                    ----------               ---------         ----------
  Total distributions                                                       --              (6,241,188)       (10,348,242)
                                                                    ----------               ---------         ----------

SHARE TRANSACTIONS:
  Shares sold                                                       12,218,377              34,180,042         82,325,463
  Shares issued to holders in
      reinvestment of dividends                                             --               6,108,641         11,194,904
  Shares redeemed                                                       (1,799)            (79,425,920)       (51,910,194)
                                                                         -----              ----------         ----------
  Net increase (decrease)                                           12,216,578             (39,137,237)        41,610,173
                                                                    ----------              ----------         ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             12,247,291             (44,640,024)        52,402,320
NET ASSETS:
  Beginning of period                                                       --             222,960,797        170,558,477
                                                                    ----------             -----------        -----------
  End of period (includes undistributed net investment
  income of $1,437, $10,161 and $11,452, respectively)             $12,247,291            $178,320,773       $222,960,797
                                                                   ===========            ============       ============

(a) Commencement of operations.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] FINANCIAL HIGHLIGHTS

                                                                                   ARIEL FUND
                                                                                   ----------

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2002                    YEAR ENDED SEPTEMBER 30,
                                                     (UNAUDITED)       2001        2000       1999(a)      1998        1997
                                                     -----------       ----        ----       -------      ----        ----
Net asset value, beginning of period                    $33.58        $35.66      $37.99      $36.49      $41.49      $30.58
Income from investment operations:
  Net investment income (loss)                           (0.02)         0.18        0.21        0.10        0.13        0.07
  Net realized and unrealized gains
    (losses) on investments                               7.68          3.74        3.58        5.20       (1.41)      12.62
                                                          ----          ----        ----        ----        ----       -----
Total from investment operations                          7.66          3.92        3.79        5.30       (1.28)      12.69

Distributions to shareholders:
  Dividends from net investment income                   (0.11)        (0.25)      (0.08)      (0.08)      (0.14)         --
  Distributions from capital gains                       (0.53)        (5.75)      (6.04)      (3.72)      (3.58)      (1.78)
                                                          ----          ----        ----        ----        ----        ----
Total distributions                                      (0.64)        (6.00)      (6.12)      (3.80)      (3.72)      (1.78)
                                                          ----          ----        ----        ----        ----        ----

Net asset value, end of period                          $40.60        $33.58      $35.66      $37.99      $36.49      $41.49
                                                        ======        ======      ======      ======      ======      ======
Total return                                            23.04%(b)     12.24%      13.63%      14.18%     (3.83)%      43.25%
Supplemental data and ratios:
  Net assets, end of period, in thousands             $921,267      $409,499    $227,561    $215,145    $162,279    $164,065
  Ratio of expenses to average net assets                1.11%(c)      1.19%       1.24%       1.25%       1.21%       1.25%
  Ratio of net investment income
     to average net assets                               0.02%(c)      0.59%       0.65%       0.27%       0.30%       0.23%
  Portfolio turnover rate                                   6%(b)        24%         48%         38%         22%         20%


                                                                                APPRECIATION FUND
                                                                                -----------------

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2002                   YEAR ENDED SEPTEMBER 30,
                                                      (UNAUDITED)      2001        2000        1999        1998        1997
                                                      -----------      ----        ----        ----        ----        ----
Net asset value, beginning of period                    $32.40        $33.68      $33.84      $31.80      $33.70      $24.99
Income from investment operations:
  Net investment income (loss)                              --          0.10        0.08        0.04        0.09        0.02
  Net realized and unrealized gains
    (losses) on investments                               8.56          2.69        2.95        5.50        1.14       10.13
                                                          ----          ----        ----        ----        ----       -----
Total from investment operations                          8.56          2.79        3.03        5.54        1.23       10.15

Distributions to shareholders:
  Dividends from net investment income                   (0.06)        (0.12)      (0.04)      (0.04)      (0.07)      (0.07)
  Distributions from capital gains                       (0.71)        (3.95)      (3.15)      (3.46)      (3.06)      (1.37)
                                                          ----          ----        ----        ----        ----        ----
Total distributions                                      (0.77)        (4.07)      (3.19)      (3.50)      (3.13)      (1.44)
                                                          ----          ----        ----        ----        ----        ----

Net asset value, end of period                          $40.19        $32.40      $33.68      $33.84      $31.80      $33.70
                                                        ======        ======      ======      ======      ======      ======
Total return                                            26.69%(b)      8.83%      10.35%      16.99%       3.40%      42.33%
Supplemental data and ratios:
  Net assets, end of period, in thousands           $1,283,210      $564,288    $307,117    $352,841    $213,812    $186,478
  Ratio of expenses to average net assets                1.18%(c)      1.26%       1.31%       1.26%       1.26%       1.33%(d)
  Ratio of net investment income
     to average net assets                               0.07%(c)      0.35%       0.25%       0.13%       0.25%       0.07%(d)
  Portfolio turnover rate                                   3%(b)        28%         31%         24%         20%         19%

(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
    Fund.
(b) Not annualized.
(c) Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets would have been 0.46%.

The accompanying notes are an integral part of the financial statements.

                                                                                      PREMIER GROWTH FUND
                                                                                      -------------------
                                                         INSTITUTIONAL CLASS                                      INVESTOR CLASS

                                                         FEBRUARY 1, 2002(a)                                    FEBRUARY 1, 2002(a)
                                                                 TO                                                     TO
                                                           MARCH 31, 2002                                         MARCH 31, 2002
                                                             (UNAUDITED)                                            (UNAUDITED)
                                                             -----------                                            -----------
Net asset value, beginning of period                           $10.00                                                  $10.00
Income from investment operations:
    Net investment income                                          --                                                      --
    Net realized and unrealized gains
        on investments                                           0.12                                                    0.11
                                                               ------                                                  ------
Total from investment operations                                10.12                                                   10.11

Distributions to shareholders:
    Dividends from net investment
        income                                                     --                                                      --
    Distributions from capital gains                               --                                                      --
                                                               ------                                                  ------
Total distributions                                                --                                                      --
                                                               ------                                                  ------

Net asset value, end of period                                 $10.12                                                  $10.11
                                                               ======                                                  ======

Total return                                                    1.20%(b)                                                1.10%(b)

Supplemental data and ratios:
    Net assets, end of period, in
       thousands                                               $5,061                                                  $7,186
    Ratio of expenses to average
       net assets                                               0.65%(c)(d)                                             1.15%(c)(e)
    Ratio of net investment income
       to average net asset                                     0.22%(c)(d)                                           (0.44)%(c)(e)
    Portfolio turnover rate                                       11%(b)                                                  11%(b)

(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 2.98% and the ratio of net investment income to average net assets would have been (2.11)%.
(e) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 2.14% and the ratio of net investment income to average net assets would have been (1.43)%.

The accompanying notes are an integral part of the financial statements.

                                                                                  PREMIER BOND FUND
                                                                                  -----------------

                                                                                 INSTITUTIONAL CLASS
                                                                                 -------------------

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2002                   YEAR ENDED SEPTEMBER 30,
                                                      (UNAUDITED)      2001        2000        1999        1998        1997
                                                      -----------      ----        ----        ----        ----        ----
Net asset value, beginning of period                    $10.45         $9.87       $9.91      $10.63      $10.30       $9.95
Income from investment operations:
    Net investment income                                 0.22          0.55        0.60        0.57        0.61        0.52
    Net realized and unrealized gains
       (losses) on investments                           (0.20)         0.58       (0.04)      (0.60)       0.40        0.37
                                                          ----          ----        ----        ----        ----        ----
Total from investment operations                          0.02          1.13        0.56       (0.03)       1.01        0.89


Distributions to shareholders:
    Dividends from net investment
       income                                            (0.22)        (0.55)      (0.60)      (0.57)      (0.61)      (0.52)
    Distributions from capital gains                     (0.10)           --          --       (0.12)      (0.07)      (0.02)
                                                          ----          ----        ----        ----        ----        ----
Total distributions                                      (0.32)        (0.55)      (0.60)      (0.69)      (0.68)      (0.54)
                                                          ----          ----        ----        ----        ----        ----


Net asset value, end of period                          $10.15        $10.45       $9.87       $9.91      $10.63      $10.30
                                                        ======        ======       =====       =====      ======      ======
Total return                                             0.15%(b)     11.71%       5.85%     (0.25)%      10.20%       9.26%

Supplemental data and ratios:
    Net assets, end of period, in
       thousands                                      $167,603      $213,160    $167,717    $161,495    $149,977    $113,998
    Ratio of expenses to average
       net assets                                        0.45%(c)      0.45%       0.45%       0.45%       0.45%       0.45%
    Ratio of net investment income
       to average net assets                             4.21%(c)      5.36%       6.10%       5.57%       5.86%       6.05%
    Portfolio turnover rate                               167%(b)       410%        492%        396%         60%        218%


                                                                              PREMIER BOND FUND
                                                                              -----------------

                                                                               INVESTOR CLASS
                                                                               --------------

                                                 SIX MONTHS ENDED                                               FEBRUARY 1, 1997(a)
                                                 MARCH 31, 2002             YEAR ENDED SEPTEMBER 30,                    TO
                                                   (UNAUDITED)      2001        2000        1999        1998    SEPTEMBER 30, 1997
                                                   -----------      ----        ----        ----        ----    ------------------
Net asset value, beginning of period                  $10.45        $9.87       $9.91      $10.63      $10.29          $10.10
Income from investment operations:
    Net investment income                               0.20         0.51        0.56        0.53        0.57            0.37
    Net realized and unrealized gains
       (losses) on investments                         (0.21)        0.58       (0.04)      (0.60)       0.41            0.19
                                                        ----         ----        ----        ----        ----            ----
Total from investment operations                       (0.01)        1.09        0.52       (0.07)       0.98            0.56


Distributions to shareholders:
    Dividends from net investment
       income                                          (0.20)       (0.51)      (0.56)      (0.53)      (0.57)          (0.37)
    Distributions from capital gains                   (0.10)          --          --       (0.12)      (0.07)             --
                                                        ----         ----        ----        ----        ----            ----
Total distributions                                    (0.30)       (0.51)      (0.56)      (0.65)      (0.64)          (0.37)
                                                        ----         ----        ----        ----        ----            ----


Net asset value, end of period                        $10.14       $10.45       $9.87       $9.91      $10.63          $10.29
                                                      ======       ======       =====       =====      ======          ======
Total return                                         (0.14)%(b)    11.27%       5.43%     (0.65)%       9.34%           5.73%(b)

Supplemental data and ratios:
    Net assets, end of period, in
       thousands                                     $10,718       $9,801      $2,841      $2,624      $1,779            $401
    Ratio of expenses to average
       net assets                                      0.85%(c)     0.85%       0.85%       0.85%       0.85%           0.85%(c)
    Ratio of net investment income
       to average net assets                           3.83%(c)     4.77%       5.70%       5.17%       5.46%           5.60%(c)
    Portfolio turnover rate                             167%(b)      410%        492%        396%         60%            218%(b)

(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

[GRAPHIC] NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2002 (UNAUDITED)

1. ORGANIZATION
Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to November 9, 2001, the Ariel Investment Trust was known as the Ariel Growth Fund (doing business as Ariel Investment Trust). The Ariel Fund, Appreciation Fund, Premier Growth Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Growth Fund and the Premier Bond Fund have an Institutional Class and an Investor Class. Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. If a closing price is not reported, equity securities for which reliable bid and asked quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the scientific method.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At March 31, 2002 the Fund had $35,483,467 in purchase commitments outstanding (20% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

MARCH 31, 2002 (UNAUDITED)

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund, Appreciation Fund and Premier Growth Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:

                                      SIX MONTHS ENDED MARCH 31, 2002
                                    ARIEL FUND        APPRECIATION FUND
                                    ----------        -----------------
Shares sold                         13,725,888           17,704,037
Shares issued to holders in
  reinvestment of dividends            245,041              365,035
Shares redeemed                     (3,471,621)          (3,558,228)
                                     ---------            ---------
Net increase                        10,499,308           14,510,844
                                    ==========           ==========

                                                SIX MONTHS ENDED MARCH 31, 2002

                                       PREMIER GROWTH FUND*          PREMIER BOND FUND
                                       --------------------          -----------------
                                    INSTITUTIONAL    INVESTOR    INSTITUTIONAL    INVESTOR
                                    -------------    --------    -------------    --------
Shares sold                            500,108        710,623      2,192,869      1,098,328
Shares issued to holders in
  reinvestment of dividends                 --             --        569,511         23,405
Shares redeemed                             --           (178)    (6,645,688)    (1,003,070)
                                       -------        -------      ---------        -------
Net increase                           500,108        710,445     (3,883,308)       118,663
                                       =======        =======      =========        =======

                                                YEAR ENDED SEPTEMBER 30, 2001

                                    ARIEL FUND  APPRECIATION FUND       PREMIER BOND FUND
                                    ----------  -----------------       -----------------
                                                                   INSTITUTIONAL    INVESTOR
                                                                   -------------    --------
Shares sold                         10,346,277     13,072,052        5,588,384      2,470,379
Shares issued to holders in
  reinvestment of dividends          1,257,593      1,099,273        1,083,316         21,443
Shares redeemed                     (5,791,534)    (5,877,225)      (3,265,050)    (1,841,412)
                                     ---------      ---------        ---------      ---------
Net increase                         5,812,336      8,294,100        3,406,650        650,410
                                     =========      =========        =========        =======

Transactions in dollars of capital stock for each class of the Premier Growth Fund and the Premier Bond Fund were as follows:

                                                SIX MONTHS ENDED MARCH 31, 2002

                                       PREMIER GROWTH FUND*          PREMIER BOND FUND
                                       --------------------          -----------------
                                   INSTITUTIONAL    INVESTOR    INSTITUTIONAL     INVESTOR
                                   -------------    --------    -------------     --------
Shares sold                         $5,000,575     $7,217,802    $22,813,421    $11,366,621
Shares issued to holders in
  reinvestment of dividends                 --             --      5,867,815        240,826
Shares redeemed                             --         (1,799)   (68,889,574)   (10,536,346)
                                    ----------     ----------   ------------     ----------
Net increase (decrease)             $5,000,575     $7,216,003   $(40,208,338)    $1,071,101
                                    ==========     ==========   ============     ==========

*February 1, 2002 to March 31, 2002.

MARCH 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2002 are summarized below:

              ARIEL FUND   APPRECIATION FUND   PREMIER GROWTH FUND*   PREMIER BOND FUND
              ----------   -----------------   --------------------   -----------------
Purchases    $317,848,663     $484,155,637          $12,998,944          $54,240,190
Sales         $35,838,753      $23,118,295           $1,077,242          $61,347,778

Purchases and sales of U.S. government securities for the Premier Bond Fund for the six months ended March 31, 2002 were $337,401,803 and $366,005,297, respectively.

At March 31, 2002 the cost of securities on a tax basis was $762,427,223, $1,056,122,681, $12,375,282 and $217,811,865 for the Ariel, Appreciation,
Premier Growth and Premier Bond Funds, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                              ARIEL       APPRECIATION    PREMIER   GROWTH PREMIER BOND
                              FUND             FUND         FUND           FUND
                              ----             ----         ----           ----
Unrealized appreciation   $148,842,496    $225,197,550    $342,734      $1,284,580
Unrealized depreciation       (592,342)     (6,539,531)   (298,085)     (2,303,675)
                          ------------    ------------    --------     -----------
   Net appreciation
   (depreciation)         $148,250,154    $218,658,019     $44,649     $(1,019,095)
                          ============    ============    ========     ===========

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% of average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse the Ariel Fund and the Appreciation Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Growth Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. The Adviser has agreed to reimburse the Ariel Premier Growth Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.15% of the average daily net assets of the Investor Class shares and 0.65% of the average daily net assets of the Institutional Class shares.

*February 1, 2002 to March 31, 2002.

MARCH 31, 2002 (UNAUDITED)

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the six months ended March 31, 2002, the Fund paid the Adviser $354,581 and $108,631 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Premier Bond Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Growth Fund and the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Funds. The Funds pay no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser for the Premier Growth Fund at the annual rate of 0.47% of the average daily net assets up to $20 million, 0.35% of the next $130 million, 0.25% of the next $350 million, 0.20% of the next $500 million, 0.15% of the next $1.5 billion and 0.10% of the remainder of the average daily net assets. No fee shall be due or payable to Lincoln Capital in respect to any day in which the net assets are less than $50 million. Lincoln Capital receives fees from the Adviser for the Premier Bond Fund at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% of the next $50 million, 0.15% of the next $150 million and 0.10% of amounts in excess of $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund, Premier Growth Fund-Investor Class and Premier Bond Fund-Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments totaling $561,469 have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

                                   [GRAPHIC]

BOARD OF TRUSTEES


BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and a member of the faculty of the Shalem Institute For Spiritual Formation, an internationally known ecumenical institute for contemplative spirituality. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and The Field Museum, as well as the Civic Federation of Chicago and the YMCA of Metropolitan Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman andco-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as chairman of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

[LOGO] ARIEL MUTUAL FUNDS

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com








[GRAPHIC] Printed on recycled paper                                  TPI 3/31/02